Exhibit 10.4
RESTATED UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT
     THIS RESTATED UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT (“this Agreement”) entered into as of the 12th day of May, 2006, INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit A, in their capacity as named Principal under any Bond (individually and collectively “Principal”); and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit B (along with Principal, individually and collectively “Indemnitors”) in favor of FEDERAL INSURANCE COMPANY, an Indiana corporation, its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns (individually and collectively “Surety”). All capitalized terms will have the meaning set out in Section 1.
W I T N E S S E T H:
     WHEREAS, Principal, operating through certain of its Affiliates and Subsidiaries, is engaged in the business, among other things, of providing electrical and communication services to the commercial, industrial, and residential service markets and in connection with this business may desire or be required from time to time to give certain bonds;
     WHEREAS, Integrated Electrical Services, Inc. and certain of its Affiliates and Subsidiaries commenced the Bankruptcy Case on February 14, 2006, in the United States Bankruptcy Court, North District of Texas, Dallas Division, styled, In Re: Integrated Electrical Services, Inc., Et Al., Jointly Administered Case Number 06-30602-BJH-11;
     WHEREAS, Principal has assumed all Existing Bonded Contracts pursuant to Section 365 of the Bankruptcy Code, which assumption has been effected by the Interim Order and confirmed by the Final Order;
     WHEREAS, a Plan of Reorganization was confirmed by an order of the Bankruptcy Court entered on April 28, 2006, in the Bankruptcy Case which Plan contemplates Principal obtaining bonds in connection with the performance of its business;
     WHEREAS, the parties hereto previously entered into that certain Underwriting, Continuing Indemnity, and Security Agreement dated January 14, 2005, and that certain Amendment to Pledge Agreement and Underwriting, Continuing Indemnity, and Security Agreement dated January 17, 2006, and desire to restate said Agreement pursuant to terms and conditions of this Agreement;
     WHEREAS, Indemnitors recognize that bonds may be a necessary and desirable adjunct to the business done and to be done by Principal that will directly benefit Indemnitors and desire to accommodate the financial, security, indemnity, exoneration, and other requirements of Surety as an inducement to Surety to become surety upon obligations of Principal, and have therefore agreed to be bound by this Agreement and have agreed to exercise their best efforts to permit and require any Indemnitor to honor and perform all of the applicable terms of this Agreement and the other Surety Credit Documents;
     WHEREAS, each of Indemnitors has determined that execution, delivery, and performance of this Agreement by Indemnitors will inure directly to the benefit of Indemnitors and is in the best interest of Indemnitors;
     WHEREAS, upon the express condition that this Agreement be executed, Surety has executed or procured or will execute or procure the execution of the Bonds, and Surety may continue previously executed Bonds and may forbear cancellation of such Bonds in Surety’s sole and absolute discretion but only to the extent provided for in such Bonds or permitted by law; and
     WHEREAS, Surety has agreed to act as surety or procure surety bonds for Principal, subject to the understanding of the parties that Surety is under no obligation to act as surety for every bond of Principal, and that Principal is under no obligation to obtain bonds from Surety.
     NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties agree and bind ourselves, and our respective successors and assigns, jointly and severally, as follows:
     1. Definitions. For the purposes of this Agreement, the following terms will have the meanings listed below:
     “Accounts” means and includes all of Indemnitors’ now owned or hereafter acquired accounts (as defined in the UCC) and (whether included in such definition) accounts receivable; and proceeds, including without limitation, all insurance proceeds, proceeds of any letter of credit on which any Indemnitor is a beneficiary, in each case solely to the extent such accounts, accounts receivable, and proceeds arise out of a Bonded Contract, including, but not limited to, Retainage, and all forms of obligations whatsoever owing to any Indemnitor under instruments and documents of title constituting the foregoing or proceeds thereof; and all rights, securities, and guarantees with respect to each of the foregoing.
     “Affiliate” means, with respect to any Person, any other Person or group acting in concert with respect of such Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under the common control with such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person or group of Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Each of Indemnitors is an Affiliate of each other of Indemnitors. None of Indemnitors is an Affiliate of Surety.

     “Agreement” or “this Agreement” means this Restated Underwriting, Continuing Indemnity, and Security Agreement as it may be amended, modified or supplemented from time to time.
     “Bank of America Credit Agreement” means that certain Loan and Security Agreement dated May 12, 2006, among Integrated Electrical Services, Inc., certain of its subsidiaries, the lenders named therein and Bank of America, N.A., as collateral and administrative agent, as it may be amended, modified or supplemented from time to time.
     “Bankruptcy Case” means the bankruptcy cases commenced by Integrated Electrical Services, Inc., and certain of its Affiliates on February 14, 2006, in the Bankruptcy Court pursuant to the Bankruptcy Code.
     “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or successor statute.
     “Bankruptcy Court” means the United States District Court for the Northern District of Texas, Dallas Division, having jurisdiction over the Bankruptcy Case of Indemnitors, or such other court to which any such Bankruptcy Case may be transferred.
     “Bonded Backlog” means at any given time, the current estimated Cost to Complete all Bonded Contracts (included, but not limited to, Bonded Contracts which any Indemnitor has sold or transferred (directly or indirectly) and for which unaffiliated third parties may now be primarily responsible). Surety will, in its sole and absolute discretion, determine the amount of Bonded Backlog based on the work in process schedules to be provided by Indemnitors and information developed independently by Surety.
     “Bonded Contract” means any existing or future contract in respect of which any Bond is issued on behalf of any Principal.
     “Bonded Contract Balances” means all payments made, or to be made, to or on behalf of any Principal pursuant to, arising out of, or relating to any Bonded Contract, including, without limitation, whether earned and unpaid or to be earned, Retainage, increases in contract amounts and payments made, or to be made, as a result of affirmative claims.
     “Bonded Job Site” means the site where a Principal is to perform the Work related to a Bonded Contract.
     “Bonds” means the Existing Bonds and any surety agreements, undertakings, or instruments of guarantee signed by Surety on behalf of any Principal, whether executed before or after the execution of this Agreement.
     “Business Day” means any day excluding Saturday, Sunday, and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close. Notwithstanding the foregoing, the reference to New York in this definition will be replaced with a reference to Texas when determining the Effective Date.
     “Collateral” means the Bonded Contracts and other collateral described in Section 6.
     “Cost to Complete” means the actual and anticipated cost of materials, labor, and other items, including, but not limited to, back charges, allocated Overhead, and assessments or penalties for termination or late completion (including, but not limited to, liquidated damages) (but only to the extent such assessments or penalties are actually imposed) required to complete the Work required by any Bonded Contract, including, without limitation, anything for which Surety is or may become liable under the Bonds.
     “Debt” means, as of any applicable date of determination and as to any Person, without duplication, all items of indebtedness, obligation, or liability of such Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that would be classified and presented as a liability on a balance sheet prepared in accordance with GAAP.
     “Default Rate” means on each day of its determination the prime rate reflected in the Money Rates section of The Wall Street Journal plus two percent (2%).
     “Effective Date” means the Business Day on which all conditions to the consummation of the Plan of Reorganization as set forth in Article 9.02 of the Plan of Reorganization have been satisfied or waived.
     “Equipment” means all of Indemnitor’s now owned or hereafter acquired right, title, and interest with respect to equipment (as defined in the UCC) and (whether or not included in such definition) all other personal property in each case which is delivered to, prefabricated for, or specifically ordered for a Bonded Job site, whether or not the same will be deemed to be affixed to, arise out of, or relate to any real property, together with all accessions thereto.
     “Event of Default” means any one or more of the following:
     (a) Principal, Indemnitors, or any of them have failed or refused in a material respect to perform any obligation to Surety; provided, however, the foregoing will not be deemed an Event of Default hereunder if such failure or refusal is curable and such cure is effected within ten (10) days following the earlier of (i) receipt by Indemnitors of notice from Surety of any such failure or refusal, or (ii) knowledge by Indemnitors of the occurrence of any such failure or refusal; or
     (b) any representation or warranty made or deemed made by any Indemnitor in this Agreement or any other Surety Credit Document, or which is contained in any certificate, document, opinion, or financial or other statement furnished under or in connection with any Surety Credit Document, proves to have been incorrect in a material respect on or as of the date made or deemed made; provided, however, Principal will have the right to cure an Event of Default under this item (b) by delivering to Surety cash in an amount designated by Surety, in its sole and absolute discretion, within ten (10) days of written demand having been made by Surety for such delivery. In the event that Surety determines it is obligated to discharge any performance bond claim before making such demand (or the expiration of such ten (10) day period), said action will not operate as a defense to Surety’s rights under this Agreement; provided, however, that such action by Surety will not be an Event of Default under this Agreement if Indemnitors fully indemnify Surety within ten (10) days of receipt of any demand by Surety for indemnification; or
     (c) an Obligee under a Bonded Contract has declared any Principal to be in default under such Bonded Contract and such Principal has failed to cure such default within any cure period provided in such Bonded Contract and as a result of such default Obligee has made a claim under a Bond, or any Principal has acknowledged its default under any Bonded Contract irrespective of whether such Principal is actually in default of the Bonded Contract. It will be no defense to the enforcement of this Agreement by Surety that any Principal asserts that it is not in default under the Bonded Contract; or
     (d) Surety incurs any Surety Loss (excluding items payable pursuant to paragraph (b) of the definition of Surety Loss and other attorneys fees and similar fees and professional fees incurred in the ordinary course of business that are promptly reimbursed to Surety by Indemnitors); provided, however, Principal will have the right to cure an Event of Default under this item (d) by delivering to Surety cash in an amount designated by Surety, in its sole and absolute discretion, within ten (10) days of written demand having been made by Surety for such delivery; or
     (e) if Surety is required or deems it necessary to establish a Reserve in any amount to cover any anticipated or actual loss on any Bond; provided, however, Principal and Indemnitors will have the right to cure any such Event of Default under this item (e) by delivering to Surety cash in an amount equal to such Reserve so established within ten (10) days of such written notice having been made by Surety; or
     (f) any Principal has failed or refused to pay when due or is unable to pay when due claims, bills, or other Debt incurred in, or in connection with, the performance of any Bonded Contract, and Principal has failed to deliver to Surety an amount sufficient to discharge any claim or demand made against Surety with respect to such Bond within ten (10) days of written demand having been made on Indemnitors by Surety in respect of such claim or demand. In the event that Surety determines it is obligated to discharge any Bond claim resulting from such failure or refusal to pay prior to any cure by Principal or Indemnitor before the foregoing demand by Surety is made on Indemnitors, said action will not operate as a defense against any of Surety’s rights under this Agreement; provided, however, that such action by Surety will not result in an Event of Default under this Agreement if Indemnitors fully indemnify Surety within ten (10) days of receipt of any demand by Surety for indemnification in respect of all amounts incurred in respect of such action; or
     (g) Principal defaults under any banking facility or other credit agreement to which Principal is a party in respect of any Debt having an aggregate principal amount of more than Fifteen Million Dollars ($15,000,000) which results in (i) acceleration of the Debt thereunder, or

(ii) the foreclosure or notice of foreclosure by the lenders thereunder or applicable agent on behalf of such lenders of the collateral that secures such Debt thereunder; or
     (h) Principal defaults under any banking facility or other credit agreement to which Principal is a party in respect of any Debt having an aggregate principal amount of more than Fifteen Million Dollars ($15,000,000) which results in such lenders materially limiting the availability of the credit facility for the business operations of Principal; provided, however, the foregoing will not be deemed an Event of Default hereunder if such event is cured within thirty (30) days of the occurrence of said event; or
     (i) the commencement after the Effective Date of proceedings in bankruptcy, or for reorganization of any Principal or Indemnitors, or for the readjustment of Debt of any Principal or Indemnitors, in each case under the Bankruptcy Code, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, by or against any Principal or Indemnitors and any such proceedings commenced against any Principal or Indemnitors are not dismissed, discharged, or stayed within sixty (60) days of filing; or
     (j) the appointment of a receiver or trustee for any Principal or Indemnitors after the Effective Date, or for any substantial part of their assets, or the institution by a Person other than any Principal or any Indemnitor or any Person acting on their behalf of any proceedings for the dissolution or the full or partial liquidation of any Principal or Indemnitors after the Effective Date and such proceedings are not dismissed, discharged, or stayed within sixty (60) days of filing, or any of Principal or Indemnitors will discontinue their business or materially change the nature of their business; or
     (k) any of Principal or Indemnitors allow a judgment creditor to obtain possession of any of the Collateral by any means, including, but without limitation, levy, distraint, replevin, or self-help, and (i) such possession continues for five (5) days after written notice thereof to Principal and Indemnitors from Surety, or (ii) Principal will have failed to cure an Event of Default under this item (d) by delivering to Surety cash in an amount designated by Surety, in its sole and absolute discretion, within ten (10) days of written demand having been made by Surety for such delivery; or
     (l) failure to pay any Bond premiums due and payable to Surety; or
     (m) any Indemnitor fails to comply with the terms of the Plan of Reorganization in any material respect after the Effective Date.
     “Existing Bonds” means any Bonds issued prior to May 31, 2006.
     “Existing Letters of Credit” means and includes that certain Irrevocable Letter of Credit No. ASL-3014854-140INE issued by Bank of America, N.A. on August 17, 2005, in the face amount of Six Million Three Hundred Ninety Eight Thousand Seven Hundred Forty Eight Dollars ($6,398,748); that certain Irrevocable Letter of Credit No. ASL-3014832-140INE issued by Bank of America, N.A. on August 8, 2005, in the face amount of Five Million Dollars ($5,000,000); that certain Irrevocable Letter of Credit No. ASL-7420346-140INE issued by Bank of America, N.A. on January 20, 2006, in the face amount of Three Million Five Hundred Ninety-Nine Thousand Two Hundred Seven 50/100 Dollars ($3,599,207.50); that certain Irrevocable Letter of Credit No. ASL-7420422-140INE issued by Bank of America, N.A. on February 16, 2006, in the face amount of One Million Five Hundred Thousand Dollars ($1,500,000); that certain Irrevocable Letter of Credit No. ASL-7420438-140INE issued by Bank of America, N.A. on March 1, 2006, in the face amount of One Million Five Hundred Thousand Dollars ($1,500,000); that certain Irrevocable Letter of Credit No. ASL-740641-140INE— issued by Bank of American, N.A. on April 7, 2006, in the face amount of One Million Five Hundred Thousand Dollars ($1,500,000); and that certain Irrevocable Letter of Credit No. ASL-7420660-140INE issued by Bank of America, N.A. on May 8, 2006, in the face amount of One Million Five Hundred Thousand Dollars ($1,500,000).
     “Existing Pledged Collateral” means that certain cash collateral in the aggregate original principal amount of Eighteen Million One Hundred Thirteen Thousand Seventy-Eight 50/100 Dollars ($18,113,078.50) (and all interest, proceeds, and substitutions therefore) delivered to Surety pursuant to that certain Interim Pledge Agreement dated September 9, 2004, Integrated Electrical Services, Inc., as Pledgor, in favor of Surety, as modified by First Amendment to Interim Pledge Agreement dated October 6 , 2004, as further amended by Second Amendment to Interim Pledge Agreement dated October 12, 2004, as further amended by Third Amendment to Interim Pledge Agreement dated November 3, 2004, and as restated by that certain Restated Pledge Agreement dated January 14, 2005, by Integrated Electrical Services, Inc. in favor of Surety, and as amended by that Amendment to Pledge Agreement and Underwriting, Continuing Indemnity and Security Agreement dated January 17, 2006.
     “Final Order” means the Final Order (A) Granting Authority to Enter into a Post-Petition Financing Agreement with Federal Insurance Company and Approving Debtors’ Assumption of Surety Contracts; (B) allowing Debtors’ Use of Federal Insurance Company’s Cash Collateral and Granting of Adequate Protection; and (C) Lifting the Automatic Stay as to Federal Insurance Company entered by the Bankruptcy Court on March 10, 2006.
     “GAAP” means generally accepted accounting principles in the United States of America, as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied.
     “Goochland Letter of Credit” means any Irrevocable Letter of Credit issued in favor of Surety pursuant to Section 3.
     “Goochland Project” that certain construction project that is the subject of Agreement dated December 12, 2003, by and between the County of Goochland, Virginia, as the owner and Bryant Electric, as the contractor, that is the subject of Bond No. 81955895 in the original penal sum of Nine Million Sixty Five Thousand Eight Hundred Forty Six 51/100 Dollars ($9,065,846.51).
     “Indebtedness” means, without duplication, any and all Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended, or renewed, in accordance with their terms.
     “Indemnitors” means Integrated Electrical Services, Inc., a Delaware corporation, certain of its Affiliates and Subsidiaries listed on Exhibit B, any Affiliate or Subsidiary that is a named Principal on any Bond, and any new Indemnitor added to this Agreement by rider as provided in Section 52, and all of their successors and assigns.
     “Indemnity Agreement” means and includes that certain General Agreement of Indemnity dated January 9, 1998, executed by Integrated Electrical Services, Inc. on its behalf and on behalf of any of its subsidiaries or on behalf of any subsidiary of a subsidiary or successive subsidiaries, direct or indirect, now existing or hereafter created, in favor of Surety, and that certain General Agreement of Indemnity dated September 9, 2004, executed by Integrated Electrical Services, Inc., Anderson & Wood Construction Co., Inc., Kayton Electric, Inc., Bryant Electric Company, Inc., Pan American Electric, Inc., DKD Electric Company, Inc., Mills Electric LP d/b/a Mills Electrical Contractors, H.R. Allen, Inc., and T&H Electrical Corporation in favor of Surety.
     “Intercreditor Agreement” means that certain Intercreditor Agreement dated May 12, 2006, between Surety and Bank of America, N.A., as it may be amended, modified, or supplemented from time to time.
     “Interim Order” means the Interim Order (A) Granting Authority to Enter into a Post-Petition Financing Agreement with Federal Insurance Company and Approving Debtor’s Assumption of Surety Contracts; (B) Allowing Debtor’s Use of Federal Insurance Company’s Cash Collateral and Granting of Adequate Protection Pending Final Hearing; (C) Lifting Automatic Stay as to Federal Insurance Company; and (D) Scheduling a Final Hearing Pursuant to Rule 4001(c) of the Federal Rules of Civil Procedure entered by the Bankruptcy Court on February 15, 2006.
     “Inventory” means and includes all of Indemnitors’ now owned and hereafter acquired inventory, including, without limitation, goods, merchandise, and other personal property furnished under any contract of service, Bonded Contract, or intended for sale or lease, all raw materials, work in process, finished goods and materials, and supplies of any kind, nature, or description in each case which is delivered to, prefabricated for, or specifically ordered for a Bonded Job Site.
     “Licensed Property” means all proprietary systems, software, or any other assets of a similar nature which are employed by Principal in connection with any and all contractual work referred to in the Bonded Contracts and/or the Bonds; any and all inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, registrations, copyrights, licenses, franchises, customer lists, and any associated goodwill that is associated with or required for the completion of any Bonded Contract and/or the fulfillment of any of Surety’s obligations under the Bonds.

     “Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement to assure payment of any debt, encumbrance, lien (statutory or other), or preference, priority, or other security agreement, or preferential arrangement to assure payment of any debt, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidencing any of the foregoing).
     “Material Adverse Effect” means, relative to any occurrence of whatever nature (including the adverse determination in any litigation, arbitration, or governmental investigation or proceeding), (a) a material adverse effect on the financial condition, business, or business operations of Principal and Indemnitors taken as a whole, or (b) a material impairment of the collective ability of Principal and Indemnitors taken as a whole to satisfy their respective obligations to Surety under the Surety Credit Documents, or (c) a material adverse effect upon the enforceability against Principal and Indemnitors of Surety’s security interest in the Collateral.
     “Obligee” means any named party or parties appearing on any Bond(s) in whose favor the Bond(s) are issued, or such parties’ successors and permitted assigns.
     “Overhead” means the general operating and administrative expenses of any Indemnitor, including, but not limited to, the cost of rent, utilities, taxes, governmental charges, and all other expenses of any Indemnitor not allocated to a specific Bonded Contract.
     “Permitted Liens” means:
     (a) Liens for taxes, assessments, or governmental charges not yet past due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;
     (b) mechanics’, workmen’s, materialmen’s and repairmen’s Liens or other Liens arising by operation of law in the ordinary course of business, or pursuant to customary reservations or retentions of title arising in the ordinary course of business, of any Indemnitor securing obligations that are not past due, or if past due contested in good faith by appropriate proceedings and that are unfiled and no other action has been taken to enforce the same;
     (c) any Lien granted on their assets by Indemnitors to Surety to secure the payment of Surety Loss;
     (d) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

     (e) statutory Liens of landlords, and Liens of carriers, warehousemen or suppliers, or other similar possessory Liens arising in the ordinary course of business; provided, that, the holder of such possessory Lien does not exercise any foreclosure right to enforce its Lien;
     (f) deposits securing, or in lieu of, any surety, appeal, or custom bonds in proceedings to which any Indemnitor is a party, bids, trade contracts and leases, statutory obligations, performance bonds and other obligations of a like nature, and Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments);
     (g) Liens existing on the date hereof and any renewals and extensions thereof which Liens are described on the attached Exhibit C and any replacement, refinancing, renewal, or extension of any such Lien in the same property theretofore subject arising out of the extension, renewal, replacement, or refinancing of the Debt secured thereby;
     (h) common law rights of offset and contractual rights of offset arising in the ordinary course of business;
     (i) any common law or contractual security interest of a surety in the actual proceeds of a project subject to the underlying bond provided by such surety;
     (j) any other Liens pursuant to any Surety Credit Document;
     (k) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;
     (l) Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection;
     (m) Liens of sellers of goods to Principal or any Indemnitor arising under Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses.
     (n) purchase money security interest Liens arising under Article 9 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods purchased and securing only the unpaid purchase price for such goods and related expenses, which are not past due;
     (o) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases or short term rentals not prohibited by this Agreement; and
     (p) leases or subleases granted to others not interfering in any material respect with the business of Principal or any Indemnitor.

     “Person” means any individual or entity, whether a trustee, corporation, partnership, limited liability company, joint stock company, unincorporated organization, business association or firm, joint venture, a government or any agent or instrumentality or political subdivision thereof.
     “Principal” means Integrated Electrical Services, Inc., a Delaware corporation, certain of its Affiliates and Subsidiaries listed on Exhibit A and any other Affiliates and Subsidiaries of Integrated Electrical Services, Inc. for whom Surety executes Bonds, in each case in their respective capacity as a named principal under any Bond, and any new Principal added to this Agreement by rider as provided in Section 52, and any joint ventures in which one or more of them are involved for which any Bond is issued.
     “Records” means correspondence, memoranda, tapes, books, discs, papers, magnetic storage, and other documents or information of any type, whether expressed in ordinary or machine language relating to any Bonded Contract or Collateral.
     “Reserve” means a sum of money that may be set aside by Surety to pay its present and future liabilities under Bonds.
     “Retainage” means contract proceeds periodically withheld by an Obligee to provide further security for Principal’s performance of a Bonded Contract, and as such are payable to Principal only upon a clear demonstration of compliance with the terms of the Bonded Contract.
     “Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership, or other entity wherein such Person owns or acquires, directly or indirectly, more than fifty percent (50%) of the issued and outstanding voting stock, voting securities, or other equity interest of such corporation, partnership, or other entity, or any other corporation, partnership or other entity the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by any such Person.
     “Surety” means Federal Insurance Company, an Indiana corporation, its Affiliates and Subsidiaries and any other companies writing Bonds for which this Agreement is consideration (and other companies from whom Surety procures Bonds for Principal), and their co-sureties and reinsurors, and their respective successors and permitted assigns.
     “Surety Credit Documents” means the following: (i) the Bonds; (ii) the Indemnity Agreement; (iii) this Agreement; (iv) UCC Financing Statements listing any of Indemnitors as debtor and Surety as secured party; (v) any intercreditor agreement by and between Surety and any banking institution; (vi) Interim Pledge Agreement dated September 9, 2004, Integrated Electrical Services, Inc., as Pledgor, in favor of Surety, as modified by First Amendment to Interim Pledge Agreement dated October 6, 2004, as further modified by Second Amendment to Interim Pledge Agreement dated October 12, 2004, as further modified by Third Amendment to Interim Pledge Agreement dated November 3, 2004, as restated by that certain Restated Pledge Agreement dated January 14, 2005, by Integrated Electrical Services, Inc. in favor of Surety, as amended by that Amendment to Pledge Agreement and Underwriting, Continuing Indemnity and Security Agreement dated January 17, 2006; (vii) the Interim Order; (viii) the Final Order; and

(ix) all amendments, modifications, extensions, additions, substitutions, or other documents hereafter executed or delivered by any of Indemnitors, which relate to any of the foregoing documents.
     “Surety Loss” means:
     (a) all damages, costs, reasonable attorney fees, and liabilities (including all expenses incurred in connection therewith) which Surety may sustain or incur by reason of executing or procuring the execution of any Bonds, or any other bonds, which may be already or hereafter executed on behalf of any Principal, or renewal or continuation thereof; or which may be sustained or incurred by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering, or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:
          (1) money judgments, amounts paid in settlement or compromise, the full amount of reasonable attorney and other professional fees incurred or paid by Surety, including without limitation allocated costs of in-house counsel, accountants, and engineers, court costs and fees, and interest at the Default Rate on all sums due it from the date of Surety’s demand for said sums, whether interest has been awarded by a court;
          (2) any loss which Surety may sustain or incur as a result of any Bonded Contract or any Bonds (including any loss incurred as a result of the forfeiture of any bid Bond), whether that loss results from any activity of any Principal individually or as part of a joint venture, partnership, or other entity which has been or may be formed;
          (3) any loss which Surety may sustain or incur as a result of any actions taken by Surety upon information provided by any Indemnitor with respect to the issuance of any Bonds;
          (4) any Bond premiums due Surety;
          (5) any amounts that have been paid to Surety to be applied to Surety Loss that a court of competent jurisdiction determines constitute “preferences,” within the meaning of Section 547 of the Bankruptcy Code, and by reason thereof Surety is required to disgorge said amounts paid;
     (b) legal, accounting, consulting, and related fees reasonably incurred in connection with claims made under any particular Bond, including but not limited to, any claims made under any Bond related to the Goochland Project; and
     (c) legal, accounting, consulting, and related fees and expenses reasonably incurred after April 30, 2006, in connection with the Bonds, the Surety Credit Documents, and/or any application or submission by any of Indemnitors for the issuance of any Bond or renewal of any existing Bond, whether or not Surety decides to issue said Bond. The foregoing exclusion of certain professional fees incurred on or before April 30, 2006, is conditioned on Surety’s receipt of the facility fee required under with Section 2. Notwithstanding the foregoing, Indemnitors will be required to reimburse Surety for one hundred percent (100%) of any filing fees and recording taxes incurred to perfect and continue Surety’s security interest in the Collateral regardless of when those fees are incurred.
     “UCC” means the Uniform Commercial Code as in effect on the date hereof in Texas, as it may be amended from time-to-time provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of a security interest in any Collateral is governed by any state other than Texas, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.
     “Work” means the specialized electrical and communication services required of any Principal by any Bonded Contract, whether completed or partially completed, of such Principal, and includes all other labor, materials, equipment, and services provided or to be provided by Principal to fulfill such Principal or Indemnitor’s obligations pursuant to such Bonded Contract.
     Any collective defined term and any defined term used in the plural will be taken to encompass individually and collectively all members of the relevant class. Any defined term used in the singular preceded by “any” will be taken to indicate any number of the members of the relevant class. Any defined term used in the singular and preceded by the word “each” will indicate all members of the relevant class, individually.
     2. Due Diligence Items Required to be Delivered by Indemnitors. Indemnitors will deliver to Surety each of the following, in form and substance satisfactory to Surety and its counsel:
     (a) Favorable opinion of counsel to Principal and Indemnitors in form acceptable to Surety and its counsel, opining as to the validity and enforceability of the documents entered into between and among Surety and Indemnitors and opining to the perfection of the security interests of Surety in the Collateral. Said enforceability opinion will include an opinion that Integrated Electrical Services, Inc. is duly formed and that Indemnitors are validly existing, the execution and delivery of the documents, the fulfillment of the respective terms and conditions thereof, and the consummation of the respective transactions contemplated thereby will not violate any provisions of applicable law or any applicable order or regulation of any court or public governmental agency, and will not conflict with or constitute a breach a default under the charter of incorporation, bylaws, or other governing documents of any of Indemnitors, as amended, or any material agreement, indenture, or other Debt instrument to which any of Indemnitors are a party or by which any of Indemnitors are bound, or any law, ordinance, administrative regulation, or decree of court, that is applicable to any of Indemnitors;
     (b) an officer’s certificate of each of Indemnitors certifying appropriate resolutions authorizing the execution, delivery, and performance of the applicable Surety Credit Documents, certifying that such resolutions have been approved in accordance with each of Indemnitors’ governing documents, and certifying incumbencies and true signatures of the officers so authorized;

     (c) evidence of the good standing of each of Indemnitors in the jurisdiction in which such Indemnitor is formed;
     (d) evidence that Indemnitors have entered into the Bank of America Credit Agreement by delivering an executed copy of such credit agreement to Surety; and
     (e) such other information and documents as may reasonably be required by Surety.
     Contemporaneously with the execution of this Agreement, Principal will pay Surety a facility fee in the amount of One Million Dollars ($1,000,000). The delivery of said facility fee will not reduce Surety Loss (other than the exclusion of professional fees through April 30, 2006, provided for in subparagraph (c) of the definition of Surety Loss), or otherwise affect Surety’s rights under the Indemnity Agreement or any other of the Surety Credit Documents. In addition, contemporaneously with the execution of this Agreement, Indemnitors will remit to Surety any and all unpaid bond premiums.
     3. Bonds; Conditions Precedent to all Bonds. Subject to the terms of this Agreement, and so long as no Event of Default has occurred and is continuing, Surety is willing to consider the extension of additional surety credit for the purposes set out in this Agreement. Surety reserves the right to decline to execute any and all bonds, in Surety’s sole and absolute discretion, and if Surety executes any Bond, Surety will not be obligated to expand or renew any such Bond or issue a final bond with respect to any bid Bond. No claim will be made, nor any cause of action asserted against Surety as a consequence of its failure to execute any bond(s). Whether to approve or disapprove any application of any Principal for surety credit and issue bonds in response thereto will be determined on a case by case basis and is within Surety’s sole and absolute discretion. Without limiting the generality of the foregoing, Indemnitors specifically acknowledge and confirm Surety’s right to decline execution of any bond, or all bonds, as set forth in this Agreement.
     Without limiting the generality of the foregoing, the determination of Surety in its sole and absolute discretion, to issue any Bond will be subject to the further conditions precedent that on the date of such issuance each of the following conditions will be satisfied, in the sole and absolute discretion of Surety:
     (a) The following statements will be true and, by its request for the issuance of such Bond, Indemnitors will be deemed to have certified to Surety that as of the date of such issuance:
          (1) the representations and warranties contained in this Agreement and the Surety Credit Documents are correct in all material respects on and as of the date of such issuance as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; and
          (2) no Event of Default has occurred and is continuing, or would result from the issuance of such Bond.

     (b) Surety will have received such other approvals, opinions, or documents as Surety may reasonably request.
     (c) Indemnitors will have and maintain sufficient unrestricted liquidity to support their operations in the ordinary course, the adequacy of which will be determined from time to time by Surety in its sole and absolute discretion.
     (d) Any banking or other financial institutions that have any security interest in the assets of Indemnitors will have entered into an intercreditor agreement with Surety which will: (i) confirm that such lender will not have a security interest in the Collateral; (ii) limit the rights of a such lender to challenge Surety’s Lien; and (iii) provide an acknowledgement from the lenders of Surety’s equitable subrogation rights. In addition, Surety will acknowledge that, absent an Event of Default, pursuant to Indemnitors cash management system cash proceeds of the Bonded Contracts may be co-mingled with the proceeds of other accounts receivable on deposit and in lock box accounts in which such lender may have a security interest or other rights and that Surety will not have any security interest in or to such accounts and/or proceeds of Bonded Contracts that from time to time have been are deposited into such accounts in which such lender may have a security interest (the foregoing will not be deemed a waiver of Surety’s rights under this Agreement to require Indemnitors to segregate proceeds of Bonded Contracts and proceeds of Collateral following the occurrence of an Event of Default).
     (e) Any request for a Bond will contemplate any of Indemnitors (exclusive of Bryant Electric Company, Inc., Daniel Electrical Contractors, Inc., Mark Henderson Incorporated, Mills Electric L.P., Pan American Electric, Inc., Pan American Electric Company, Inc., Thomas Popp & Company, and Valentine Electrical, Inc.) being named as the principal.
     (f) Surety will be the holder of a first priority security interest in the Collateral subject only to Permitted Liens.
     (g) Principal will notify Surety of any additive change order that results in a corresponding increase in the penal limit of any Existing Bond. Surety will treat any such increase in the penal limit of any Existing Bond as an issuance under the terms of the surety credit facility established in this Agreement. Indemnitors will remit to Surety any additional bond premiums due as a result of the increase in the penal sum of any Existing Bond.
     (h) From and after June 1, 2006, the total aggregate penal amount of Bonds to be issued by Surety in any calendar month will not exceed Ten Million Dollars ($10,000,000); provided, however, in the event Indemnitors do not deliver the Goochland Letter of Credit to Surety as required under Section 5, the foregoing Ten Million Dollars ($10,000,000) limit will automatically be reduced to Eight Million Dollars ($8,000,000). For purposes of determining the total aggregate penal amount of Bonds issued in any calendar month, the following penal amounts of the Bonds will be included (without duplication): (i) the aggregate penal amount of any bid Bonds issued during such calendar month; (ii) in the event Surety issues a written consent during such calendar month with respect to any bid Bonds, the full aggregate penal amount of the resulting Bonds; (iii) the aggregate penal amount of all renewals of any Bonds issued during such calendar month; (iv) the aggregate penal amount of all other Bonds issued during such calendar month; plus (v) any increase during such month in the penal sum of any Existing Bond.
     (i) From and after June 1, 2006, the total aggregate penal amount of the Bonds (excluding the Existing Bonds other than any increases in the penal sum of any Existing Bond) issued by Surety will not exceed Seventy Million Dollars ($70,000,000). For purposes of determining the total aggregate penal amount of the foregoing line of surety credit that has been used by Principal, the following penal amounts of the Bonds will be included (without duplication): (i) the aggregate penal amount of any bid Bonds (excluding the Existing Bonds) issued; (ii) in the event Surety issues a written consent with respect to any bid Bonds, the full aggregate penal amount of the resulting Bonds (excluding the Existing Bonds); (iii) the aggregate penal amount of all renewals of any Bonds; (iv) the aggregate penal amount of all other Bonds (excluding the Existing Bonds) ; plus (v) any increase in the penal sum of any Existing Bond.
     (j) In the event any of Indemnitors request that Surety issue a low penalty Bond (a Bond in a penal sum that is less than the original contract amount) and Surety agrees to issue such low penalty Bond, Indemnitors will be required to deliver to Surety cash collateral in an amount equal to one hundred percent (100%) of the penal sum of such low penalty Bond.
     (k) Any request for a bond under this facility will not be made prior to the last to occur of the Effective Date and May 31, 2006.
     (l) No bonds will be issued under this facility after December 31, 2006.
     (m) The Bonded Backlog will not exceed Eighty Million Dollars ($80,000,000) at any time.
     4. Indemnity; Exoneration; Release of Indemnitor. Integrated Electrical Services, Inc. has full right and authority to execute any and all current or future documents and/or amendments on behalf of any Principals and Indemnitors without requiring the separate signature of any such Principal and Indemnitors. Although execution will not be necessary to bind any such Affiliate or Subsidiary or other such Person as an Indemnitor hereunder, at the request of Surety, Indemnitors will cause any such Affiliate or Subsidiary or other such Person to execute this Agreement. Said Affiliates and Subsidiaries and such other Person will be deemed to be an Indemnitor hereunder as though they were original signatories hereto. Indemnitors agree to indemnify, and keep indemnified, and hold and save harmless Surety against all Surety Loss. The duty of Indemnitors to indemnify Surety is a continuing duty, separate from the duty to exonerate, and survives any payments made in exoneration of Surety. Amounts due Surety (together with interest at the Default Rate) will be payable upon written demand.
     Indemnitors recognize and acknowledge the common law right of Surety to be exonerated by Indemnitors. Upon a Surety Loss, in the event Indemnitors fail or refuse to exonerate Surety upon written demand, all Indemnitors agree, upon demand by Surety, to exonerate Surety from Surety Loss, by satisfying Indemnitors’ obligations under the Bonded Contracts and obtaining either a withdrawal of all claims against Surety under the Bonds or a general release.

     Principal will pay Surety’s reasonable legal, accounting, consulting, and related fees reasonably incurred in connection with claims made under any particular Bond, including but not limited to, any claims made under any Bond related to the Goochland Project and Principal will pay Surety’s reasonable legal, accounting, consulting and related fees and expenses reasonably incurred after April 30, 2006, in connection with the Bonds, the Surety Credit Documents, and/or any application or submission by any of Indemnitors for the issuance of any Bond or renewal of any existing Bond, whether or not Surety decides to issue said Bond. Notwithstanding the foregoing, Indemnitors will be required to reimburse Surety for one hundred percent (100%) of any filing fees and recording taxes incurred and required to perfect and continue Surety’s security interest in the Collateral regardless of when those fees are incurred.
     In order to facilitate the sale of the equity of any Principal or the Collateral (other than the transfer of Inventory or Equipment that is required pursuant to the terms of any Bonded Contract to be transferred to any Obligee on any Bond (or any assignee of such Obligee or any other owner, or assignee of any owner, of the Work) upon completion or termination of the Work in the ordinary course of business, as to which no release is necessary) of any Principal and Indemnitor (exclusive of Integrated Electrical Services, Inc.): (i) in the event the sale is of the equity or of any such Collateral of any Indemnitor that is not also a Principal under any outstanding Bonds and provided, that, the sales proceeds are remitted to and used in the ordinary course of business of the continuing Indemnitors, then Surety will upon request of any such Indemnitor (y) in the event the sale is of the equity interest, release such Indemnitor from its guaranty and other obligations (including the pledge of its assets as collateral)of any such Surety; and (z) in the event the sale is of Collateral, release such Collateral as collateral; and (ii) in the event the sale is of the equity or of any Collateral (other than the transfer of Inventory or Equipment that is required pursuant to the terms of any Bonded Contract to be transferred to any Obligee on any Bond (or any assignee of such Obligee of any other owner, or assignee of any owner, of the Work) upon completion or termination of the Work in the ordinary course of business, as to which no release is necessary) of any Principal under any outstanding Bonds and provided, that, the sales proceeds are remitted to and used in the ordinary course of business of the continuing Indemnitors, then Surety will upon request of any such Principal (y) in the event the sale is of equity interest, release such Principal from its guaranty and other obligations (including the pledge of its assets as collateral) with respect to the Bonds issued by Surety for the other Principals and Indemnitors; and (z) in the event the sale is of any such Collateral release such Collateral as collateral with respect to Bonds issued by Surety for the other Principals and Indemnitors; provided, that, in each of (y) and (z) (a) such Principal continues as an Indemnitor with respect to all Bonds issued on behalf of such Principal and Surety will retain all Collateral of such Principal to secure all Surety Loss and other obligations on such Bonds; (b) Surety is provided with the indemnity of a Person(s), acceptable to Surety in its sole and absolute discretion, with respect to all Bonds issued on behalf of such Principal and such new indemnitor(s) executes an indemnity agreement in favor of Surety, in a form that is acceptable to Surety, in its sole and absolute discretion; and (c) all Bonds other than payment and performance Bonds are replaced within ninety (90) days of the sale. Notwithstanding the foregoing, the provisions of this paragraph will not require Surety to release or return: (w) the Existing Letters of Credit; (x) the Existing Pledged Collateral; (y) any Proceeds of Collateral that are required to be delivered to Surety or to any separate account following an Event of Default; and (z) any cash delivered to Surety pursuant to the terms of this Agreement.

     5. Security Interest; Obligation Secured. To secure payment or other performance of any and all Surety Loss (including, but not limited to, any Surety Loss incurred in connection with the Goochland Project), and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended, or renewed, Indemnitors have granted and hereby grant to Surety a perfected first priority (subject to Permitted Liens) security interest in the Collateral. The security interest created herein will attach without the execution or delivery to Surety of any instruments, documents, assignments, or other agreements of transfer, and in the event any such instruments, documents, or other agreements of transfer are or will be delivered to Surety, the same are and will be in furtherance of and in addition to the security interest created by virtue of this Agreement. As additional security for any and all Surety Loss (including, but not limited to, any Surety Loss incurred in connection with the Goochland Project), Indemnitors have caused to be delivered to Surety and named Surety as the beneficiary of the Existing Letters of Credit, and have pledged to Surety the Existing Pledged Collateral. Pursuant to the Interim Order, the Final Order, and the Plan of Reorganization, the first priority lien and security interest of Surety in the Existing Pledged Collateral was confirmed and Indemnitors assumed, and Indemnitors hereby confirm and acknowledge, all of their obligations to Surety under the Pledge Agreements referred to in item (vi) of the definition of Surety Credit Documents.
     In the event Surety is named as a party in any lawsuit, arbitration, or other proceeding with respect to the Goochland Project or any Obligee named in the Bonds issued by Surety in connection with the Goochland Project declares a default, then, Indemnitors will deliver to Surety the Goochland Letter of Credit to secure any Surety Loss that may be incurred in connection with the Goochland Project. The Goochland Letter of Credit will be delivered to Surety within three (3) Business Days of notice by Surety to Indemnitors that they are required to deliver the Goochland Letter of Credit, or within three (3) Business Days of any Indemnitor’s actual knowledge that it is required to deliver the Goochland Letter of Credit to Surety, whichever first occurs. The Goochland Letter of Credit will be from a financial institution acceptable to Surety and in a form acceptable to Surety, all as determined in Surety’s sole and absolute discretion. The Goochland Letter of Credit will be returned upon the complete discharge, release, and termination without Surety Loss of the Bonds issued by Surety in connection with the Goochland Project. The Goochland Letter of Credit will secure only the obligation to reimburse Surety for Surety Loss in connection with the Goochland Project and will not secure any other obligation of Indemnitors to Surety. In the event that Surety Loss with respect to the Goochland Project is not satisfied by Indemnitors, Surety will first draw on the Goochland Letter of Credit to satisfy such Surety Loss before looking to other Collateral. In the event Surety obtains a complete discharge of its obligations under the Bonds issued in connection with the Goochland Project for less than the amount that is paid to Surety under the Goochland Letter of Credit, the balance thereof will be returned or released upon receipt of such discharge. Notwithstanding the foregoing, in lieu of delivery of the Goochland Letter of Credit to Surety, Indemnitors may elect to reduce the total aggregate penal amount of Bonds to be issued by Surety to Eight Million Dollars ($8,000,000) in each calendar month from and after June 1, 2006, as provided in Section 3(h) of this Agreement.

     Indemnitors will at all times keep Surety’s security interest properly perfected and hereby designate Surety as their attorney in fact to do any acts or deeds or execute such documents reasonably appropriate to accomplish said perfection. Said designation will be irrevocable as long as any obligation of any of Indemnitors to Surety under this Agreement and/or any of the Surety Credit Documents is outstanding. The right is expressly granted to Surety, at Surety’s discretion, to file in those jurisdictions where the same is permitted, one or more financing statements under the UCC and indicating therein the types or describing the items of the Collateral. Without the prior written consent of Surety, none of Indemnitors will, after the date hereof, file or authorize or permit to be filed in any jurisdiction any financing or like statement relating to the Collateral other than filings of Permitted Liens. Surety’s security interest will be first and prior to any other Liens on the Collateral except for Permitted Liens. Surety reserves all rights to contest the validity or priority of any Lien.
     If any Accounts constituting Collateral should be evidenced by promissory notes, trade acceptances, or other instruments for the payment of money, Indemnitors promptly will deliver the same to Surety appropriately endorsed to the order of Surety. Regardless of the form of each endorsement, Indemnitors hereby waive presentment, demand, notice of dishonor, protest, and notice of protest, and all other notices with respect thereto, except as required by this Agreement.
     At any time, and at reasonable intervals, upon the request of Surety, Indemnitors will: (a) give, execute, deliver, file, and/or record any notice, statement, instrument, document, agreement, or other papers that may be necessary or desirable, or that Surety may reasonably request in order to create, preserve, perfect, or validate any security interest granted herein or to enable Surety to exercise and enforce its rights hereunder or with respect to such security interest; and (b) permit Surety or Surety’s representatives, at reasonable intervals during normal business hours, to inspect and make abstracts from any of Indemnitors’ books and records pertaining to the Collateral.
     Upon the Indebtedness being paid and satisfied in full, Surety will, with reasonable promptness, execute all necessary documents and file same in every jurisdiction in which the security agreement or any Surety Credit Document was filed to effectuate a termination of said security agreement and all Liens evidenced thereby.
     6. Set Off Rights; Description of Collateral. Indemnitors confirm and acknowledge that Surety has the right to set off against Surety Loss any and all amounts that may be owing from time to time by Surety to any Indemnitor in any capacity, including, but without limitation, any balance or share belonging to any Indemnitor of any deposit or other account with Surety. The Collateral includes all of any Principal’s or Indemnitor’s right, title, and interest in and to all existing and future Bonded Contracts and associated contract rights; Accounts; all claims, rights, and choses in action against any Obligee on any Bond or against any other Person with respect to any Bond or Bonded Contract; Bonded Contracts Balances; to the extent assignable (provided, that, any such prohibition on assignment would not be rendered ineffective pursuant to Article 9 of the UCC, including, without limitation Section 9-406 and 9-408 of the UCC, or any successor provisions and further, provided, that, any such prohibition on assignment has not otherwise been rendered ineffective, lapsed, or terminated) all rights and actions that any Indemnitor may have or acquire in any subcontract, purchase order, or other agreement in connection with any Bonded

Contract, and against any subcontract, purchase order, or other agreement with any Person furnishing or agreeing to furnish or supply vehicles, labor, supplies, machinery, or other inventory or equipment in connection with or on account of any Bonded Contract, and against any surety or sureties of any such subcontractor, laborer, or other Person; any and all Equipment; any and all Inventory; any and all books, accounts, computer software, and other computer stored information, and any and all drawings, plans, specifications, shop and as built drawings, utilized in or necessary to fully perform all obligations and services required of Principal under the Bonded Contracts; all progress schedules, work in process schedules (including, but not limited to, estimates of completion costs), accounts receivable ledgers, accounts payable ledgers, and estimates of completion costs relating to any and all Bonded Contracts; and any and all proceeds and products arising with respect thereto.
     Anything herein to the contrary notwithstanding, (i) Indemnitors will remain liable under any contracts and agreements included in the Collateral, solely to the extent set forth therein, to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Surety of any of the rights hereunder will not release any Indemnitor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) Surety will not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor will Surety be obligated to perform any of the obligations or duties of Indemnitor thereunder or take any action to collect or enforce any claim for payment assigned hereunder.
     7. Representations and Warranties. Indemnitors hereby warrant, covenant, and represent that:
     (a) Indemnitors are the exclusive owners of the Collateral and have good and marketable title to the Collateral and that on the date of this Agreement the Collateral is free of any and all Liens (excluding Permitted Liens).
     (b) Until such time as all of the Indebtedness has been paid and satisfied in full, none of Indemnitors will sell, transfer, convey, or assign any of the Collateral without prior written consent of Surety or permit any Lien on the Collateral (other than Permitted Liens).
     (c) If, at any time, the Collateral will be deemed unsatisfactory to and by Surety or in the event Surety will otherwise deem itself, its security interests, its Collateral, or its recovery of Surety Loss unsafe or insecure, then and on demand of Surety, Indemnitors will immediately furnish such further collateral or make such payment on said account as will be reasonably satisfactory to Surety to be held by Surety as if originally pledged hereunder.
     (d) The current jurisdiction of formation as of the date of this Agreement, of each of Principal and Indemnitors is correctly reflected on page one and/or the attached Exhibits A and B, respectively. Indemnitors will notify Surety of any change in any Indemnitor’s name, identity, corporate structure, or change in jurisdiction in which it is formed or exists thirty (30) days prior to such change. Indemnitors will not be required to give any additional advance notice to Surety of the name changes that are contemplated on the attached Exhibit A, but will give Surety notice of any such name change within ten (10) days of the effective date of the change.

     (e) Indemnitors are not in default with respect to any of their existing Debt as of the Effective Date except for defaults arising from the filing of the Bankruptcy Case and such defaults that would not, individually or in the aggregate, have a Material Adverse Effect, and the making and performance of this Agreement and the Surety Credit Documents by Principal and Indemnitors will not (immediately or with the passage of time, the giving of notice, or both):
          (i) Violate the charter, bylaws, or other governing document provisions of any Indemnitor, or violate any applicable laws or result in a default under any contract, agreement, or instrument to which any of Indemnitors is a party or by which any of Indemnitors or their property is bound, except for such violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; or
          (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any assets of any Indemnitor other than Liens in favor of Surety.
     (f) Indemnitors have the corporate or other power and authority to enter into and perform this Agreement and the Surety Credit Documents to which they are a party, and to incur the Indebtedness herein and therein provided for, and have taken all corporate or other action necessary to authorize the execution, delivery, and performance of this Agreement and such other Surety Credit Documents.
     (g) This Agreement and each other Surety Credit Document to which Principal and Indemnitors are a party constitute valid and binding obligations of such Principal and Indemnitors, and are enforceable against such Principal and such Indemnitors in accordance with their respective terms.
     (h) Each consent, approval, or authorization of, or filing, registration, or qualification with, any Person required to be obtained by Indemnitors in connection with the execution and delivery of this Agreement or the undertaking or performance of any obligation hereunder or thereunder has been duly obtained, other than any filings to perfect the Liens on the Collateral.
     (i) Indemnitors will promptly pay all of their taxes, assessments, and other governmental charges prior to the date on which any penalties are attached thereto, establish adequate reserves for the payment of taxes and assessments and make all required withholding and other tax deposits; provided, however, that nothing contained in this Agreement will be interpreted to require the payment of any tax, assessment, or charge so long as its validity is being contested in good faith (and for which adequate reserves have been established) by appropriate proceedings and as to which foreclosure and other enforcement proceedings will not have been commenced (unless fully bonded or otherwise effectively stayed).
     (j) With regard to the rights with respect to the Bonded Contracts in which Indemnitors have hereby granted Surety a security interest, Indemnitors represent and warrant to Surety:
          (i) Such rights arise under one or more existing binding written contracts between a Principal and the other party or parties thereto, or will be evidenced by a binding written contract before performance thereunder, and do or will represent a bona fide transaction, enforceable in accordance with its terms;
          (ii) The title of such Principal to the Bonded Contracts is absolute;
          (iii) No rights of any Principal under any Bonded Contracts have been transferred to any other Person except pursuant to Permitted Liens;
          (iv) Indemnitors have not received any prepayment of amounts due Surety under any Bonded Contracts;
          (v) Indemnitors will not, without the prior written consent of Surety, permit any material amendment, modification, settlement, compromise, or extension to any of the Bonded Contracts if such modification, compromise, settlement, or extension would adversely affect the interests of Surety or extend the time of any payment required thereunder; and
          (vi) To the best of Indemnitors’ knowledge, information, and belief, all parties to any Bonded Contracts, and other commitments that constitute Collateral and to which any of Indemnitors are a party, have complied in all material respects with the provisions of such Bonded Contracts and other commitments; no party is in default in any material respect under any provision thereof; and no event has occurred which, but for the giving of notice or the passage of time, or both, would constitute a default.
     (k) Indemnitors have the insurance in force that is usual and customary for those engaged in the same or similar business of Indemnitors, and that they will maintain said insurance in force with good and substantial carriers with insurance companies with an A- rating or better. Indemnitors further agree to furnish Surety, upon request, with the insurance in force and with copies of the policies of said insurance evidencing the existence of the coverage called for by this Agreement. Indemnitors will obtain all necessary insurance coverages, including, without limitation, workers’ compensation, liability, and other insurance coverages, in the amounts and as required by the Bonded Contracts that are the subject of the Bonds, protecting itself, Obligees (as applicable), and, if requested, Surety. Indemnitors will deliver to Surety copies of Certificates of Insurance showing Surety as an additional insured for all such insurance policies which Surety has specifically requested that it be added as an additional insured, except as to professional liability coverages.
     (l) As of the Effective Date, none of Indemnitors is insolvent within the meaning of the Bankruptcy Code; provided, however, this representation and warranty shall not apply to Bryant Electric Company, Inc., Daniel Electrical Contractors, Inc., Mark Henderson, Incorporated, Pan American Electric, Inc., Pan American Electric Company, Inc., Thomas Popp & Company, Valentine Electrical, Inc., and Mills Electric L.P.
     (m) Principal or Indemnitors will give prompt notice to Surety of their knowledge of any pending or threatened proceeding or claim before any court or governmental agency or department which involves a reasonable material risk of having a Material Adverse Effect.

     (n) Indemnitors are in material compliance with all laws, statutes and governmental rules and regulations applicable to it or them, except for any failure so to be in compliance which would not reasonably be expected to have a Material Adverse Effect.
     (o) Indemnitors perform minimal work as a party contracting directly with the Federal Government or any of its agencies and do not anticipate that changing.
     (p) Bonds have been issued in the names of Riviera Electric, LLC, Riviera Electric LP, Riviera Electric Inc., and Riviera Electric as the named Principal. Indemnitors represent and warrant to Surety that the proper name of the entity is Riviera Electric LLC. If Surety requests that Integrated Electrical Services, Inc. take the necessary steps to correct any Bonded Contracts and Bonds that may have been issued with the names Riviera Electric, Riviera Electric LP, or Riviera Electric Inc. to change the name to Riviera Electric LLC, Indemnitors will take such steps.
     (q) Exclusive of the documents set out on Exhibit D hereto, as of the date hereof, none of Indemnitors (exclusive of Integrated Electrical Services, Inc.) is bound by any agreement, indenture, or other Debt instrument for borrowed money involving a principal amount in excess of Two Hundred Fifty Thousand Dollars ($250,000).
     8. Use of Licensed Property. Indemnitors hereby grant to Surety an irrevocable, non exclusive, royalty-free, and fully paid-up license and right to use the Licensed Property upon the occurrence of and during the continuance of any Event of Default for the limited purpose of: (i) obtaining bids for the completion of any Bonded Contract; (ii) taking possession of the Work under any Bonded Contract; (iii) completing, or consenting to the completion of, any Bonded Contract; and (iv) tendering the completion of any Bonded Contract to any Obligee that has agreed to accept a tender of completion of the Bonded Contract.
     9. Preservation of the Collateral. Principal and Indemnitors will use reasonable efforts to preserve the Collateral and defend the title and Surety’s security interest therein, at Principal and Indemnitors’ cost and expense. Each Principal and Indemnitors’ principal place of business and chief executive office as of the date of this Agreement is correctly reflected on Exhibits A and B, respectively. The principal place of business and chief executive office of Integrated Electrical Services, Inc., and location of its Records related to the Bonded Contracts, is correctly reflected in Section 38. The Records of each Principal and Indemnitor related to the Collateral are located at the principal places of business and chief executive offices reflected on Exhibits A and B, respectively. Indemnitors agree to give Surety immediate prior written notification of the establishment of any new chief executive office or principal place of business; and the discontinuance of any office or place of business.
     Indemnitors will pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon the Collateral, as well as all judgment liens and all claims for labor and materials which, if unpaid, might constitute a Lien or charge upon the Collateral (other than Permitted Liens), unless and only to the extent that the same will currently be duly contested in good faith (and for which adequate reserves have been established) by appropriate proceedings and as to which foreclosure and other enforcement proceedings will not have been commenced (unless fully bonded or otherwise effectively stayed).
     Upon the occurrence of an Event of Default, at its option, Surety may discharge valid taxes, Liens, security interests, or other encumbrances at any time levied or placed on said Collateral. Indemnitors agree to reimburse Surety, on demand, for any such payment made, or any such expense incurred by Surety pursuant to the foregoing authorization. Any amounts so advanced, paid or expended will be included within the defined term “the Indebtedness,” and will bear interest from the time advanced, paid, or expended at the Default Rate and be secured by the Collateral and its payment enforced as if it were part of the original Indebtedness. Any sum expended, paid, or advanced under this paragraph will be at Surety’s sole option and not constitute a waiver of any default or right arising from the breach by Indemnitors of any covenant or agreement contained in the Surety Credit Documents.
     10. Indemnitors to Hold Contract Funds in Trust. Indemnitors agree and expressly declare that all funds due or to become due under the Bonded Contracts are trust funds, whether in possession of Indemnitors or another, for the benefit and the payment of all Persons to whom Indemnitors incur obligations in the performance of the Bonded Contracts, for which Surety is or may be liable under the Bonds. If Surety discharges any such obligations, with or without a claim asserted against Surety under the Bonds, it will be entitled to assert the right of such Person to the trust fund. All payments received for or on account of any Bonded Contract will be held in a trust fund to assure the payment of obligations incurred or to be incurred in the performance of any Bonded Contract and for labor, materials, and services furnished in the prosecution of the performance required by any Bonded Contract or any extension or modification thereof. All monies due and to become due under any Bonded Contract are also trust funds, whether in the possession of Indemnitors, or otherwise. Such trust funds will be for the benefit and payment of all obligations for which Surety is or may be liable under any Bonds. Such trust funds will inure to the benefit of Surety for any liability or Surety Loss it may have or sustain under any Bond, and this Agreement and declaration constitute notice of such trust. As long as no Event of Default has occurred, the trust funds, unless otherwise restricted or regulated by state or local laws, can be commingled with other funds, but the trust fund nature and purpose as stated in this paragraph will not be modified nor waived by this commingling provision.
     Upon the occurrence of an Event of Default, Indemnitors will, upon demand of Surety, open an account(s) with a bank or similar depository designated by Indemnitors and approved by Surety, which account(s) will be designated as trust account(s) for the deposit of such trust funds, and will deposit therein following such demand, all monies paid or to be paid under the Bonded Contracts. Withdrawals from such account(s) will be by check or similar instruments signed by a representative of Surety and, at Surety’s option, countersigned by Indemnitors. Said trust(s) will terminate on the payment by Indemnitors of all the contractual obligations for the payment of which the trust(s) is created. In furtherance of the foregoing, Surety acknowledges that absent the occurrence of an Event of Default and such demand by Surety, Principal’s cash management system will not be affected or changed by the terms of this Agreement.
     11. Premium Payment. Indemnitors agree to pay all premiums on the Bonds issued after the Effective Date, computed at a rate of Seventeen 50/100 Dollars ($17.50) per One

Thousand Dollars ($1,000) of the contract price. The failure of any Indemnitor to pay the bond premiums or the failure of Surety to receive premiums will not provide Indemnitors with any defense to an action under this Agreement. Indemnitors also agree to pay all premiums due Surety on any insurance policy(ies) issued by Surety for the benefit of any Indemnitor.
     12. Corporate Identity and Existence. None of Principal or Indemnitors has used any trade name (other than its legal name) or previous names during the time period of July 1, 2005, through the date of this Agreement other than those set out on Exhibits A and B, respectively. Each of Principal and Indemnitors is a corporation or other legal entity duly organized, validly existing, and in good standing under the laws of the state and/or other jurisdiction as indicated in Exhibits A and B, respectively. Each of Principal and Indemnitors has the corporate or other power to own its properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. Each of Principal and Indemnitors will maintain their formal existence (in good standing where appropriate under state or other governing law) and remain or become duly qualified (and in good standing where appropriate under state or other governing law) as a foreign entity in each jurisdiction in which the conduct of their respective businesses requires such qualification or license except in each case where the failure to maintain such existence to be so qualified would not reasonably be expected to have a Material Adverse Effect. Principal and Indemnitors will use reasonable efforts to furnish Surety with any financial information related to Indemnitors or the Collateral in the form and at the time reasonably appropriate and as reasonably requested by Surety and as set out in Section 13 of this Agreement.
     13. Accounts; Financial Reporting; Books and Records. Indemnitors will: (a) provide Surety with copies of yearly audited consolidated financial statements as soon as possible upon completion and in no event later than one hundred twenty (120) days after the end of the period under audit; (b) furnish Surety with true copies of unaudited quarterly consolidated and consolidating financial statements for Indemnitors as soon as reasonably practicable and in no event later than sixty (60) days after the end of the period under audit; (c) provide Surety with copies of any and all financial records or similar financial disclosures that Indemnitors provide to any lender under the terms set out in any credit facility entered into or to be entered into by any Indemnitors; (d) provide Surety with a quarterly summary of any contracts entered into with the Federal Government or any of its instrumentalities and identifying any contracts that they anticipate pursuing with any Federal Government or instrumentality within the next following three (3) months; (e) provide Surety with monthly work in process schedules reflecting activities under all of the Bonded Contracts that relate to projects of Indemnitors and such other information on Bonded Contracts that relate to projects that have been transferred to third party entities that is actually received by Indemnitors no later than twenty (20) days after the end of each calendar month; and (f) such other financial information in a form as Surety will reasonably require upon completion and in no event later than sixty (60) days after the period under review. In the event Surety is not provided with work in process schedules as required by the foregoing item (e), then Surety will be unable to calculate Bonded Backlog and the availability of Bonds will be suspended until the necessary schedules are provided and Surety has had sufficient time to analyze these schedules. These financial documents described in (a) and (b) above will be prepared in conformity with GAAP, subject to normal year-end audit adjustments and the absence of footnotes as applicable, and in each instance will present fairly and accurately the financial condition of Indemnitors, as applicable, as of the dates of the statements and the results of their operations for the periods then ended. Indemnitors agree to immediately notify Surety of the occurrence of any material change in their financial condition that would reasonably be expected to have a Material Adverse Effect. Indemnitors represent that their books and records will be kept accurately and in a timely manner and in accordance with good business practices.
     Indemnitors at all times will keep accurate and complete Records of Indemnitors’ Accounts and Bonded Contracts, and make those Records available for review, upon a reasonable and appropriate request by Surety. Surety will have the right at all times during regular business hours to free access to the papers of each Indemnitor including, without limitation, its books, records, accounts, computer software, and other computer stored information, licenses, copyrights, patents, and other intellectual property, for the purpose of examining, copying, or reproducing the same. Each Indemnitor authorizes and requests any and all depositories in which funds of any Indemnitor may be deposited to furnish to Surety, upon reasonable request by Surety, statements of account and any other documents reflecting receipts and disbursements and any Person doing business with Indemnitors is authorized to furnish any information requested by Surety concerning any transaction. Subject to the terms and conditions of that certain Nondisclosure and Confidentiality Agreement effective October 1, 2004, executed by and between Chubb & Son, a division of Federal Insurance Company, and Integrated Electrical Services, Inc., Surety may furnish copies of any and all statements, agreements, and financial statements and any information which it now has or may obtain concerning each of the Indemnitors to other Persons or companies for the purpose of procuring co suretyship or reinsurance, or during the investigation of claims that may be, or have been, asserted against Surety.
     14. Representations; Duty to Notify Surety. The representations and warranties of Indemnitors contained in this Agreement are true and correct and complete on and as of the date of this Agreement.
     Indemnitors hereby undertake the duty to notify Surety at the earliest practicable moment of: (i) any material change in the terms or provisions of any of the Bonded Contracts that would materially and adversely affect Surety; and (ii) any material change in any representation made in this Agreement or in any other document or provided to Surety in connection with its obligations of suretyship that would materially and adversely affect Surety. Indemnitors acknowledge hereby that Surety has and will continue to rely upon such information in undertaking its obligations to third parties under said Bonds. Indemnitors will promptly notify Surety immediately if any of them becomes aware of the occurrence of any Event of Default or of any fact, condition, or event that only with the giving of notice or passage of time or both, could become an Event of Default, or of the failure of Indemnitors to observe any of their respective undertakings hereunder and under any of the Surety Credit Documents.
     15. Bankruptcy Court Approval. In the event any of Indemnitors file for relief under the Bankruptcy Code after the Effective Date and Surety determines that it is necessary or desirable that bankruptcy court approval be obtained with respect to this Agreement or the transactions contemplated hereunder, subject to compliance with law and any applicable orders of the bankruptcy court, trustee, receiver or equivalent Person, Indemnitors will use their respective reasonable best efforts to obtain a court order which, among other things, (i) determines that this Agreement (and any other Surety Credit Documents entered into by Indemnitors with Surety) was proposed by Surety in good faith and should be approved; (ii) determines that Surety is a creditor who gave “new value” and entered into a “contemporaneous exchange for value” with Indemnitors as contemplated by the Bankruptcy Code, including, but not limited to, Sections 547(a)(2) and 547(c) of the Bankruptcy Code, when entering into this Agreement (and any other documents entered into by any of Indemnitors with Surety) and that the transfers made by Indemnitors do not constitute preferences under the provisions of Section 547 of the Bankruptcy Code; (iii) authorizes and directs Indemnitors, as applicable, to ratify this Agreement (and any other Surety Credit Documents entered into by Indemnitors with Surety); (iv) authorizes and directs Indemnitors, as applicable, to execute, deliver, perform under, consummate, and implement, this Agreement, together with all additional instruments and documents that may be reasonably necessary or desirable to implement the transactions contemplated in this Agreement; (v) authorizes claims and recourse by Surety against the Collateral for any reason set forth in this Agreement (and any other documents entered into by Indemnitors with Surety); and (vi) approves any post petition security interest, as provided in Section 552 of the Bankruptcy Code. The provisions of this Section 15 will apply regardless of whether any of Indemnitors is a debtor in any bankruptcy cases.
     In such event, and at the request of Surety, Indemnitors, as applicable, will promptly make any filings, take all actions, and use their respective best efforts to obtain any and all other approvals and orders necessary or appropriate for consummation of the transactions contemplated in this Agreement, subject to their obligations to comply with any order of any bankruptcy court.
     In the event an appeal is taken, or a stay pending appeal is requested, from any order entered in any bankruptcy proceeding, Indemnitors, as applicable, will immediately notify Surety of such appeal or stay request and will provide to Surety within one business day a copy of the related notice of appeal or order of stay. Any of Indemnitors, as applicable, will also provide Surety with written notice of any motion or application filed in connection with any appeal from either of such orders.
     Indemnitors will cooperate in providing such information and evidence as is necessary to obtain the orders described in this Section 15.
     16. Adequate Assurance of Future Performance. Regardless of whether an Event of Default has occurred, Indemnitors agree that in the event of a filing after the Effective Date by or against any of Indemnitors of a proceeding under the Bankruptcy Code:
          (a) Surety is the holder of a “claim” and is a claimant within the meaning of Section 101(5) of the Bankruptcy Code and is a “party in interest” within the meaning of Sections 362(d) of the Bankruptcy Code. Surety has standing as a party in interest to be heard in all matters including, without limitation, the right to seek relief pursuant to Sections 361 and 365 of the Bankruptcy Code;

          (b) an Event of Default will be deemed to continue to exist and will not be deemed to be cured notwithstanding the payment by Surety pursuant to the Bonds of claims, bills, or other Surety Loss incurred in or in connection with the performance of the Bonded Contracts;
          (c) time is of the essence in any Indemnitors acceptance or rejection of a Bonded Contract pursuant to Section 365 of the Bankruptcy Code, and any delay in any Indemnitors prompt acceptance or rejection of same may materially increase Surety Loss; and
          (d) with respect to any Bonded Contract assumed by any Indemnitor pursuant to Section 365 of the Bankruptcy Code, the cure of any default and the adequate assurance of future performance to which Surety will be entitled will include, but not be limited to: (i) payment by Indemnitors to Surety in an amount not less than any Reserve which Surety may be required by statute or otherwise deem necessary to establish with respect to the Bonded Contract so assumed; or (ii) Indemnitors may provide Surety with an irrevocable letter of credit, financial guarantee, or surety bond in a form and from a financial institution or corporate surety reasonably acceptable to Surety in an amount no less than any Reserve which Surety may be required by statute or otherwise deem necessary to establish with respect to the Bonded Contract so assumed. Indemnitors represent and agree with Surety that the Collateral, the Existing Pledged Collateral, the Indemnity Agreement, and any collateral and assurances provided for in the Surety Credit Documents is insufficient for purposes of providing adequate assurance of future performance to Surety with respect to any Bonded Contract assumed by such Indemnitor pursuant to Section 365 of the Bankruptcy Code.
     17. Use of Cash Collateral. Nothing herein will be deemed to be a consent by Surety that Indemnitors use any “cash collateral,” within the meaning of Section 363 of the Bankruptcy Code, including without limitation proceeds from Bonded Contracts, the Existing Pledged Collateral, and the Collateral. In the event that a court of competent jurisdiction determines that, notwithstanding the foregoing, Indemnitors may use any such “cash collateral” then Indemnitors stipulate that the “cash collateral” so used will be disbursed first to the payment of amounts for which Surety is or may become liable under the Bonds, including the payment of bona fide claims for labor, services, and supplies incurred in connection with Bonded Contracts; and second, subject to the availability of periodic surplusages of remaining proceeds from Bonded Contracts, to the payment of Overhead on Bonded Contracts which is ordinary and necessary; provided, however, a stringent standard will be used when determining what constitutes “ordinary and necessary” Overhead.
     18. Termination of Automatic Stay. Indemnitors hereby acknowledge, confirm, and agree that, in the event Surety elects to enforce any rights it may have under and of the Surety Credit Documents with respect to the Existing Pledged Collateral and the Collateral, or any other collateral provided as security to secure Surety Loss, any such action will be deemed to be in the nature of a recoupment, rather than a set-off, as contemplated by Section 553 of the Bankruptcy Code. Notwithstanding the foregoing, should Surety deem it advisable and elect to seek relief from the automatic stay imposed by Section 362 of the Bankruptcy Code, Indemnitors hereby covenant to the immediate lifting of such automatic stay and will not contest any motion by Surety to lift such stay upon a showing that: (i) the cost to fully perform the obligations and services required under any Bonded Contract exceeds the remaining amounts payable under such Bonded Contract; or (ii) the aggregate of the cost to fully perform the obligations and services required under any and all Bonded Contracts exceeds the aggregate of the remaining amounts payable under all Bonded Contracts. Indemnitors stipulate that in the event that the cost to fully perform the obligations and services required under a Bonded Contract exceeds the remaining amounts payable under such Bonded Contract, then such Bonded Contract is not necessary to an effective reorganization of Indemnitors within the meaning of Section 362 of the Bankruptcy Code.
     19. Contract Proceeds as Cash Collateral — Priority. Surety and Indemnitors expressly agree that the proceeds arising from Bonded Contracts constitute “cash collateral” as that term is defined under Section 363 of the Bankruptcy Code. Surety and Indemnitors further agree that Surety will have a claim to the proceeds arising from such Bonded Contracts, and said claim will have priority over all expenses of the kind specified or ordered pursuant to Sections 105, 326, 330, 331, 503(b), 503(c), 507(a), 507(b), 546(c), or 726 of the Bankruptcy Code, and will also have priority over any other priority claims. Indemnitors further acknowledge that this claim of Surety will at all times be senior to the rights of Indemnitors or any Trustee in any case or proceeding in which any of Indemnitors becomes a debtor or debtor-in-possession under the Bankruptcy Code.
     20. One General Obligation — Default. Indemnitors will notify Surety promptly if any of them becomes aware of the occurrence of any Event of Default or of any fact, condition, or event that only with the giving of notice or passage of time or both, could become an Event of Default, or of the failure of Indemnitors to observe any of their respective undertakings hereunder or under any of the Surety Credit Documents. It is distinctly understood and agreed that all of the rights of Surety contained in this Agreement will likewise apply insofar as applicable to any modification of or supplement to this Agreement and to any other of the Surety Credit Documents. Any default under the terms of this Agreement or any of the Surety Credit Documents will constitute, likewise, a default by Indemnitors of every existing agreement with Surety, and any default by Indemnitors of any other agreement with Surety will constitute a default of this Agreement.
     21. Indemnitors Agree to Become Party Defendants. In the event of legal proceedings against Surety, the subject matter of which pertains to this Agreement, the Bonds, or any of the Bonded Contracts, Surety may apply for a court order making any or all of Indemnitors party defendants, and each such Indemnitor consents to the granting of such application, including consent to the jurisdiction of the court in which the application is made, and agrees to become such a party defendant or third-party defendant and to allow judgment, in the event of judgment against Surety, to be rendered also against each such Indemnitor, jointly and severally, in like amount and in favor of Surety. The foregoing will not adversely affect the joint and several liability of each Indemnitor to Surety for any and all Surety Loss, including, but not limited to, any Surety Loss incurred in connection with any litigation in which such Indemnitor is not named a third-party defendant.
     22. Indemnitors’ Waiver of Notice; Rights of Surety. Except as set forth in Section 33, upon any execution, continuation, modification, renewal, enlargement, or amendment of any bond pursuant to the terms hereof or thereof, Indemnitors waive notice of the execution, continuation, modification, renewal, enlargement, or amendment of any Bond and of any fact, act, or information concerning or affecting the rights or liabilities of Surety or Indemnitors including, but not limited to, any acts giving rise to any Surety Loss under the Bonds. Indemnitors hereby consent and agree that Surety may at any time, and from time to time, without notice to or further consent from Indemnitors, either with or without consideration, (i) surrender any property or other security of any kind or nature whatsoever held by it or by any Person on its behalf or for its account, securing any Surety; (ii) substitute for any collateral so held by it or other collateral of like kind, or of any kind; (iii) modify the terms of any of the Surety Credit Documents related thereto (other than this Agreement); (iv) grant releases, compromises, and indulgences with respect to any of the Surety Credit Documents to any Person now or hereafter liable thereunder or hereunder; or (v) take or fail to take any action of any type whatsoever. Notwithstanding the foregoing, nothing contained in the above clause (iii) will limit Surety’s ability to modify the terms of any of the Surety Credit Documents (other than this Agreement) at any time (whether an Event of Default has occurred or is continuing) to the extent necessary to keep Surety’s security interest in the Collateral properly perfected pursuant to Section 5. No such action which Surety will take or fail to take in connection with the Surety Credit Documents, or any one of them, or any security for the payment of Surety or for the performance of any obligations or undertakings of Indemnitors, nor any course of dealing with Indemnitors, Surety, or any other Person, will release Indemnitors’ obligations hereunder, affect this Agreement in any way, or afford Indemnitors any recourse against Surety.
     23. Indemnitors’ Knowing Consent to Agreement. Each of Indemnitors warrants that it is specifically and beneficially interested in obtaining future Bonds or the renewal of any existing Bonds. Indemnitors acknowledge that the execution of this Agreement and the undertaking of indemnity was not made upon any representation by Surety concerning the responsibility of any of Indemnitors or concerning the competence of Indemnitors to perform. Indemnitors agree to make no claim against Surety for any oral representations, promises, or statements made to any of them by Surety or any of its agents or brokers, or for the failure of Surety to disclose facts or information to Indemnitors. This Agreement has been negotiated by the parties and each party has had the benefit of counsel.
     24. Assignment. Surety, and only Surety, may assign or transfer, in whole or in part, the Indebtedness and all or part of Surety’s interest in the Collateral. The transferees will have the same rights and powers with reference to the Collateral as are hereby given to Surety, and upon such transfer, Surety will be fully discharged from all claims with respect to any Collateral so transferred, but will retain all rights and powers hereby given with respect to any of the Collateral not so transferred. Indemnitors may not assign or otherwise transfer their rights and duties under this Agreement without Surety’s written approval. In any event, the covenants, representations, warranties, and agreements of Indemnitors set forth herein will be binding upon Indemnitors, their successors and assigns.
     25. Indemnitors’ Duty to Deliver and Execute Papers and Other Instruments. Indemnitors agree upon the request of Surety, to sign, execute, file, and/or deliver to Surety all documents, reports, papers, pleadings, and/or instruments reasonably required to obtain and/or confirm any of Surety’s rights under this Agreement or the Surety Credit Documents. During the term of this Agreement and following the occurrence of any Event of Default, Indemnitors will furnish to Surety upon its reasonable written request a statement of all deposits by source and amount of all withdrawals by payee and amount and all beginning and ending balances for all bank accounts maintained by any Indemnitor. Furthermore, Surety will be allowed access to all of Indemnitors’ business records during regular business hours.
     26. Indemnitors’ Representation. Indemnitors will provide Surety on an annual basis (and at such other intervals as Surety may reasonably require) with a letter in which their respective chief financial officer, or equivalent officer, represents that he/she has no knowledge of the existence of any condition, event, or act which constitutes, or which with notice or the lapse of time, or both, would reasonably be expected to constitute an Event of Default. If Surety feels that any such letter is overdue or has not been timely provided, Surety may give written notice of same to Indemnitors, and Indemnitors agree to provide such letter within thirty (30) days of the date of such notice. Failure of Indemnitors to timely provide any such letter (after such cure period) or the presence of any materially incorrect statement on such letter will constitute an Event of Default on the part of Indemnitors after an additional fifteen (15) day written notice from Surety unless provided or otherwise secured within such fifteen (15) day period. The chief financial officer (or equivalent officer) who submits such letter will have no personal liability or responsibility of any nature to Surety, including, but not limited to, with respect to the contents of such letter or the failure of Indemnitors to timely provide such letter.
     27. Payment of Labor, Material, and Other Costs. Principal agrees to first use any Bonded Contract Balances generated by Bonded Contracts to pay valid labor, materials, and any other costs or expenses incurred when due in connection with the performance of the Bonded Contracts. As long as no Event of Default has occurred, unless otherwise restricted or regulated by state or local laws, Bonded Contract Balances can be co-mingled with other funds. Surety further acknowledges that absent the occurrence of an Event of Default and demand by Surety, Principal’s cash management system will not be affected or changed by the terms of this Agreement.
     28. Rights of Surety to Take Possession of the Work. Upon the occurrence of any Event of Default, in addition to other remedies provided herein, Surety is authorized and empowered, but is not obligated to take possession of the Work under any Bonded Contract and at the expense of Indemnitor to complete or to contract for the completion of the same, or to consent to the reletting of the completion thereof by, or to take such other steps as in the discretion of Surety may be advisable or necessary to obtain its release or to avoid Surety Loss.
     29. Rights of Surety to Perform Under the Bonded Contracts. Upon the occurrence of any Event of Default, in addition to other remedies provided therein, Surety is authorized and empowered, but is not obligated to take over performance of the Work under any Bonded Contracts and at the expense of Indemnitors to complete or to contract for the completion of the same, or to consent to the reletting of the completion thereof by, or to take such other steps as in the discretion of Surety may be advisable or necessary to obtain its release or to avoid Surety Loss.

     30. Right of Surety to Settle Claims. Surety will have the exclusive right for itself and for Indemnitors to decide and determine in good faith and in a reasonable manner whether any claim, demand, suit, or judgment on the Bonds will be paid, settled, defended, or appealed. Any payment or determination made by Surety that: (1) Surety was or might be liable therefor; and (2) such payments were necessary or advisable to protect any of Surety’s rights or to avoid or lessen Surety’s liability or alleged liability will be final, conclusive, and binding upon Indemnitors; and any Surety Loss which may be sustained or incurred will be paid by Indemnitors upon written demand by Surety. In the event of any payment, settlement, compromise, or investigation, an itemized statement of Surety Loss sworn to by an officer or authorized representative of Surety or vouchers or other evidence of such Surety Loss will be prima facie evidence of the fact and extent of the liability of Indemnitors to Surety in any claim or suit and in any and all matters arising between and among Indemnitors and Surety.
     31. Authority of Surety to Make Loans to Indemnitors. In addition to the other remedies provided herein, at the request of any Indemnitor, Surety is authorized and empowered, but is not obligated to advance or loan money or guarantee loans to any Indemnitors as Surety may see fit for the purpose of completing performance of any of the Bonded Contracts, or for the purpose of meeting operational expenses or paying other obligations, bonded or unbonded. Such funds may be advanced or guaranteed at any time, whether before or after default of such Indemnitor under the Bonded Contracts. Upon demand by Surety, Indemnitors will be responsible to reimburse Surety for all funds advanced, loaned, or guaranteed by Surety to any Indemnitor and all Surety Loss incurred by Surety in relation thereto, notwithstanding the failure of such Indemnitor to so use those funds. Indemnitors waive all notice of such advance, loan, or guarantee, and acknowledge that whether to make any such advances, loans, or guarantees will be made in the sole and absolute discretion of Surety.
     32. Authority of Surety to Amend Bond. Surety will have the right, and is hereby authorized and empowered, but not required: (a) to increase or decrease the penalty or penalties of any Bonds, to change Obligees therein, to execute any continuation, enlargements, modifications, and renewals thereof or substitute therefor with the same or different conditions, provisions or Obligees, and with the same, larger, or smaller penalties, it being agreed that this Agreement will apply to and cover such new or changed Bonds or renewals even though the consent of Surety may or does substantially increase the liability of the Indemnitors; or (b) to take such steps as it may deem necessary or proper to obtain release from liability under the Bonds; or (c) to assent to any changes in any Bonded Contract, including but not limited to, any change in the time for completion of any Bonded Contract and to payments or advances thereunder; or (d) to assent to or take any assignments of any Bonded Contract. Prior to an occurrence of an Event of Default, except as may be required by the provisions of any Bond, Bonded Contract, or applicable statute, Surety may not amend or otherwise modify any provision of any Bond except with the consent of Principal or Integrated Electrical Services, Inc.
     33. Rights and Remedies on Default. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing, or relating to any of the Indebtedness, Surety will have all the rights and remedies of a secured party under the UCC.

     In the event of the refusal or failure of Indemnitors to exonerate Surety as required under the Indemnity Agreement, Indemnitors agree upon written demand to provide to Surety a reasonable amount of money designated by Surety and/or other collateral decided upon by Surety. Such funds and/or other collateral will be held by Surety as collateral in addition to the indemnity and other collateral afforded by this Agreement, with the right to use such funds and/or other collateral or any part thereof, at any time in performance, payment, or compromise of any obligations or liability, claims, demands, judgments, damages, fees, and disbursements or other expenses. Said deposit and/or provision of money and/or other collateral designated by Surety will be required regardless of whether any Reserve has been established by Surety. Without limiting the generality of the foregoing, in the event Surety posts a Reserve, then Indemnitors will deliver to Surety cash in an amount equal to the Reserve posted in addition to the Collateral. Demand will be sufficient if sent by certified mail, return receipt requested, to Indemnitors at the address or addresses given herein or last known to Surety, whether or not actually received. Indemnitors acknowledge that the failure of Indemnitors to deposit with Surety, immediately upon demand, the sum demanded by Surety as collateral security will cause irreparable harm to Surety for which Surety has no adequate remedy at law. Indemnitors agree that Surety will be entitled to injunctive relief for specific performance of the obligations of Indemnitors to deposit with Surety the sum demanded as collateral security and hereby waives any claims or defenses to the contrary. The deposit of collateral pursuant to this Section 33 will not be deemed to cure any default under the Bonded Contract(s) and Surety may, in its sole and absolute discretion, refuse to issue any bonds; provided, however, the foregoing will not be deemed to alter certain of the provisions under the definition of Event of Default that permit certain Events of Default to be cured upon the deposit of cash collateral.
     Without limiting the generality of the foregoing, upon any Event of Default, Surety is entitled to require Indemnitors to deposit or cause to be deposited, all checks, drafts, cash, and other remittances received in payment upon any or all of the Bonded Contracts or other Collateral in a special “lockbox” bank account at a financial institution designated by Surety, over which account Surety alone has power of withdrawal. During the continuance of any Event of Default, Surety may further instruct any Obligee on any Bond, on behalf of Indemnitors and/or Surety, to pay said remittances directly to Surety. The funds in said special bank account will be held by Surety as security for all Indebtedness. Said proceeds will be deposited in precisely the form received, except for the endorsement of Indemnitors where necessary to permit collection, which endorsement Indemnitors agree to make and which Surety is hereby irrevocably authorized to make on Indemnitors’ behalf. Pending such deposit, Indemnitors agree that they will not commingle any such checks, drafts, cash, and other remittances with any of Indemnitors’ funds or property, but will hold them separate and apart therefrom and upon an express trust for Surety until deposit thereof is made in the said special bank account. Subject to the trust fund provisions set out in Section 10, Surety will apply, as Surety deems appropriate, any and all of the collected funds on deposit in the said special bank account against the Indebtedness, the order and method of such application to be in the discretion of Surety. Indemnitors agree to execute any documents and perform any acts necessary to assure that remittances described in this paragraph are received by Surety as contemplated herein, including, but not limited to, letters of direction to remit said funds to Surety as contemplated herein.

     After the occurrence of an Event of Default, Surety is entitled to immediate possession of the Collateral and may dispose of all or any portion of the Collateral pursuant to the provisions of Article 9 of the UCC and may exercise from time to time any other rights and remedies available to it under applicable law. Surety may require Indemnitors to assemble the Collateral and make it available to Surety at a place to then be designated by Surety, which is reasonably convenient to both parties.
     Indemnitors hereby waive any right they may have under any constitution, statute, or rule of law to notice and/or a hearing prior to seizure of the Collateral. Surety will have no custodial or ministerial duties to perform with regard to the Collateral except for its safekeeping; and by way of explanation and not by way of limitation thereof, Surety will incur no liability for any diminution in the value of the Collateral unless caused by its willful misconduct; or its failure to notify any party hereto that the Collateral should be so presented or surrendered.
     34. Preservation of Surety’s Rights. Surety will have every right and remedy which a personal surety without compensation would have, including the right to secure its discharge from the suretyship, and notwithstanding anything contained herein to the contrary, the parties agree that with respect to all funds due or to become due under the Bonded Contracts nothing herein will waive, impair, or limit any right, power, or remedy of Surety under the Indemnity Agreement, or at law or in equity, including, without limitation, Surety’s right of equitable subrogation, which right the parties hereby expressly recognize. No failure on the part of Surety to exercise, and no delay in exercising, any right, power, or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy by Surety, preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
     35. Authority of Surety to Elect Remedies. Each right, remedy, and power of Surety provided in this Agreement, the Surety Credit Documents, or by law, equity, or statute will be cumulative, and the exercise by Surety of any right, remedy, or power will not preclude Surety’s simultaneous or subsequent exercise of any or all other rights, powers, or remedies. The failure or delay by Surety to exercise any right, power, or remedy will not waive any right, power, or remedy. Except as required herein, no notice or demand upon Surety by any Indemnitor will limit or impair Surety’s right to take any action under this Agreement or to exercise any right, power, or remedy.
     36. Validity of Agreement. Failure to execute, or defective execution, by any party will not affect the validity of this Agreement as to any other party executing the same and each other party will remain fully bound and liable hereunder. Executions of any application or submission for any Bond by any Indemnitor will not abrogate, waive, or diminish any rights of Surety under this Agreement.
     37. Waiver. Surety will not be deemed to have waived any of Surety’s rights hereunder or under any other agreement, instrument, or paper signed by any Indemnitor unless such waiver be in writing and signed by Surety. No delay or omission by Surety in exercising any right will operate as a waiver of such right or any other right. A waiver on any one occasion will not be construed as a bar to or waiver of any right or remedy on future occasions.
     38. Notices. It is mutually agreed that any and all notices herein provided for must be given in writing and will be deemed given if and when delivered in person or duly deposited in the United States Mails, postage prepaid for certified mail, return receipt requested or delivered to a nationally overnight carrier, properly addressed to the party to whom given at the address of such party shown in this Agreement, provided however, that any party may specify any other post office address in the United States by giving at least ten (10) days written notice thereof to the other party.

Surety:	Federal Insurance Company
15 Mountain View Road
P.O. Box 1615
Warren, New Jersey 07061-1615
	Attn.:	Edward J. Reilly
Matt Lubin

With a copy to:	Manier & Herod
2200 First Union Tower
150 Fourth Avenue, North
Nashville, Tennessee 37219
	Attn.:	Sam H. Poteet, Jr.
Mary Paty Lynn LeVan

Indemnitors:	Integrated Electrical Services, Inc.
1800 West Loop South, Suite 500
Houston, Texas 77027
	Attn:	David Miller

With a copy to:	Vinson & Elkins L.P.P.
2001 Ross Avenue, Suite 3700
Dallas, Texas 75201
	Attn:	James A. Markus
     39. Failure to Execute Additional Documents — No Effect. The failure of Surety, Indemnitors, or any other party to execute documents referenced in this Agreement as being “anticipated to be executed,” “anticipate entering into,” “to be executed,” or words of similar effect, will not affect the validity and enforceability of this Agreement by and among the parties hereto. This Agreement will be effective from the date of its execution until terminated in writing by the parties hereto regardless of whether any other document is entered into or executed by any Person.
     40. Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Texas (without giving effect to its conflict of laws principles). The parties hereto irrevocably consent to the non-exclusive jurisdiction of the

United States District Court or to the extent not available because the jurisdictional pre-requisites are not met, the Supreme Court of the State of New York, in each instance located in New York County, New York, New York for the purpose of any litigation concerning this Agreement. No party hereto will object to or contest New York County, New York, New York as the proper venue for any action or proceeding to enforce the terms hereof. Notwithstanding the foregoing, all disputes regarding the enforcement or interpretation of the Plan of Reorganization will be heard and decided by the Bankruptcy Court.
     41. Jury Waiver. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER OF THE SURETY CREDIT DOCUMENTS, OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 41 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING, AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 41 WITH ANY COURT A WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.
     42. Waiver by Indemnitors; No Marshaling of Assets. To the maximum extent permitted by applicable laws, Indemnitors:
          (a) Waive: (i) protest of all commercial paper at any time held by Surety on which any Indemnitor is in any way liable; and (ii) notice (except as otherwise required hereunder) and opportunity to be heard before exercise by Surety of the remedies of self-help, setoff, or of other summary procedures permitted by any applicable laws or by any agreement with any Indemnitor, and, except where required hereby or by any applicable laws, notice of any other action taken by Surety;
          (b) release Surety, its officers, directors, attorneys, employees, and agents from (i) any and all claims, causes of action, or liabilities of any nature whatsoever, fixed or contingent, liquidated or non-liquidated, caused by or related to any act of omission, negligence, or other violation of law or breach of contract or other duty on the part of any of them, occurring up to the date of this Agreement, whether known or unknown, and whether discovered or reasonably capable of being discovered; and (ii) any and all claims, causes of action, or liabilities of any nature whatsoever caused by or relating to any act of omission, negligence, or other violation of law or breach of contract or other duty on the part of any of them, except for willful misconduct;
          (c) waive any defense arising by reason of, and agree that the rights of Surety and the Indebtedness of Indemnitors will be absolute and unconditional irrespective of: (i) any disability or other defense of any other Person; (ii) the unenforceability or cessation from any cause whatsoever, other than the indefeasible payment in full, of the Indebtedness; (iii) the application by any of Indemnitors of the proceeds of any Collateral for purposes other than the purposes represented by Indemnitors to Surety; (iv) any modification of the Indebtedness in any form whatsoever, including without limitation the renewal, extension, acceleration, or other changes in the time for payment of Indebtedness, or other change in the terms of the Indebtedness or any part thereof, including any increase or decrease of the rate of interest thereon in accordance with this Agreement; (v) any right to deferral or modification of Indemnitors’ obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding; and (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any other Person in respect to the Indebtedness;
          (d) waive any right to enforce any remedy that Surety now has or may hereafter have against any other Person, and waive any benefit of, or any right to participate in, any security whatsoever now or hereafter held by Surety; and
          (e) waive all claims, direct or indirect, absolute or contingent, against any other borrower, guarantor, endorser, or surety arising from or relating to this Agreement, any of the Surety Credit Documents, and/or the Indebtedness. Without limiting the foregoing, Indemnitors waive all rights of reimbursement, exoneration, indemnification, and/or contribution from any other borrower, guarantor, endorser, or surety under or relating to this Agreement, any of the Surety Credit Documents, and/or the secured indebtedness and waives all rights of subrogation to the claims of Surety which may otherwise arise from such payment. Surety may proceed against any Collateral securing the Indebtedness and against parties liable therefor in such order as it may elect, and neither Indemnitors nor any surety or guarantor for any Indemnitor nor, to the extent allowable by law, any creditor of any Indemnitor will be entitled to require Surety to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.
     43. Entire Agreement. This Agreement and the Surety Credit Documents represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. Provided, if there is a conflict between this Agreement and any other of the Surety Credit Documents, the provision most favorable to Surety will control.
     44. Security Agreement. This Agreement constitutes a security agreement to Surety and also a financing statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect, but the filing or recording of this Agreement, or an abstract hereof or financing statement will be solely at the option of Surety and the failure to do so will not release or excuse any of the obligations of Indemnitor under this Agreement. For the purpose of recording this Agreement, a photocopy acknowledged before a Notary Public to be a true copy hereof will be regarded as an original.
     45. Further Assurances. Indemnitors agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, and instruments, as Surety may at any time request in connection with the administration and enforcement of this

Agreement, and the other Surety Credit Documents or any part thereof or in order better to assure and confirm unto Surety its rights and remedies hereunder and thereunder.
     46. Binding Agreement; Assignment. This Agreement, and the terms, covenants, and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties, and their respective successors and assigns, except that Indemnitors will not be permitted to assign this Agreement or any interest herein.
     47. Amendments, Miscellaneous. This Agreement may not be amended or modified, except by a writing signed by or on behalf of the parties hereto. This Agreement supersedes all prior agreements and proposals with respect to this transaction whether written or oral, made by Surety or anyone acting with its authorization. No modification of this Agreement will be valid unless made in writing and signed by an authorized officer of Surety. This Agreement is not assignable, and no party other than Principal and Indemnitors will be entitled to rely on this Agreement.
     48. Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.
     49. Time of Essence. Time is of the essence in this Agreement, and all dates and time periods specified herein will be strictly observed, except that Surety may permit specific deviations therefrom by its written consent.
     50. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and will not be construed as affecting the content of the respective paragraphs.
     51. Counterparts. This Agreement may be executed by the parties independently in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart.
     52. Additional Principals and/or Indemnitors. Indemnitors and Principals acknowledge this Agreement can be amended via rider executed by Integrated Electrical Services, Inc. to add other Persons as Indemnitor and/or Principal to this Agreement and Indemnitors and Principals waive any and all notice in connection with the addition of additional Indemnitors and Principals and further acknowledge the rights and obligations provided herein will apply to all Indemnitors and Principals whenever made a party to this Agreement. Integrated Electrical Services, Inc. has full right and authority to execute any and all documents on behalf of any Principals and Indemnitors to be added to this Agreement without requiring the separate signature of any such additional Principal and Indemnitors.
     53. Power of Attorney. Each Principal and Indemnitor hereby irrevocably constitutes and appoints Integrated Electrical Services, Inc. (and all officers, employees, or agents designated by Integrated Electrical Services, Inc.), with full power of substitution, as such Principal’s and/or Indemnitor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Principal and/or Indemnitor and in the name of such

Principal and/or Indemnitor or in its own name, from time to time in Integrated Electrical Services, Inc.’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Agreement and to amend, modify, or supplement this Agreement or other Surety Credit Documents in any manner. Each Principal and Indemnitor hereby ratifies and agrees to be bound by all that Integrated Electrical Services, Inc. will lawfully do or cause to be done by virtue hereof.
     54. Possible Future Modification. Any provisions of this Agreement may be waived, amended, or modified pursuant to an agreement or agreements in writing entered into by the Surety and Integrated Electrical Services, Inc.
     55. No Contrary Action. Indemnitors will not apply to the Bankruptcy Court in the Bankruptcy Case for the authority to take any action that is prohibited by the terms of this Agreement or any of the other Surety Credit Documents or refrain from taking any action that is required to be taken by the terms of this Agreement or any of the other Surety Credit Documents.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	/s/ Edward J. Reilly
Edward J. Reilly
Its:	Assistant Secretary

PRINCIPAL:

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock

Curt L. Warnock, Senior Vice President

ALADDIN WARD ELECTRIC & AIR, INC.
AMBER ELECTRIC, INC.
ARC ELECTRIC, INCORPORATED
BACHOFNER ELECTRIC, INC.
BRYANT ELECTRIC COMPANY, INC.
COMMERCIAL ELECTRICAL CONTRACTORS, INC.
CROSS STATE ELECTRIC, INC.
DANIEL ELECTRICAL CONTRACTORS, INC.
DAVIS ELECTRICAL CONSTRUCTORS, INC.
ELECTRO-TECH, INC.
FEDERAL COMMUNICATIONS GROUP, INC.
HATFIELD REYNOLDS ELECTRIC COMPANY
KAYTON ELECTRIC, INC.
MARK HENDERSON, INCORPORATED
MENNINGA ELECTRIC, INC.
MID-STATES ELECTRIC COMPANY, INC.
MITCHELL ELECTRIC COMPANY, INC.
MURRAY ELECTRICAL CONTRACTORS, INC.
NEWCOMB ELECTRIC COMPANY, INC.
NEW TECHNOLOGY ELECTRICAL CONTRACTORS, INC.
PAN AMERICAN ELECTRIC, INC.
PAULIN ELECTRIC COMPANY, INC.
PRIMENET, INC.
PRIMO ELECTRIC COMPANY
RODGERS ELECTRIC COMPANY, INC.
RON’S ELECTRIC, INC.
THOMAS POPP & COMPANY
VALENTINE ELECTRICAL, INC.

By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

BEXAR ELECTRIC COMPANY, LTD.

By:	BW/BEC Inc., its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

HAYMAKER ELECTRIC, LTD.

By:	General Partner, Inc., its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP

By:	Houston-Stafford Management LLC, its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

J.W. GRAY ELECTRICAL CONTRACTORS LP

By:	J.W. Gray Management LLC, its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

MILLS ELECTRIC LP

By:	Mills Management LLC

	By:	/s/ Curt L. Warnock
Curt L. Warnock
Vice President

NEAL ELECTRIC LP

By:	BW/BEC Inc., its general partner

	By:	/s/ Curt L. Warnock
Curt L. Warnock
Vice President

POLLOCK SUMMIT ELECTRIC LP

By:	Pollock Electric, Inc. and Summit Electric of Texas,
Inc., its general partners

	By:	/s/ Curt L. Warnock
Curt L. Warnock
Vice President

RAINES ELECTRIC LP

By:	Raines Management LLC, its general partner

	By:	/s/ Curt L. Warnock
Curt L. Warnock
Vice President

RIVIERA ELECTRIC, LLC

By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

TESLA POWER AND AUTOMATION, L.P.

By:	Tesla Power GP, Inc., its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

INDEMNITORS:

INTEGRATED ELECTRICAL SERVICES, INC.

	By:	/s/ Curt L. Warnock

Curt L. Warnock, Senior Vice President

ALADDIN WARD ELECTRIC & AIR, INC.
AMBER ELECTRIC, INC.
ARC ELECTRIC, INCORPORATED
BACHOFNER ELECTRIC, INC.
BRYANT ELECTRIC COMPANY, INC.
COMMERCIAL ELECTRICAL CONTRACTORS, INC.
CROSS STATE ELECTRIC, INC.
DANIEL ELECTRICAL CONTRACTORS, INC.
DAVIS ELECTRICAL CONSTRUCTORS, INC.
ELECTRO-TECH, INC.
FEDERAL COMMUNICATIONS GROUP, INC.
HATFIELD REYNOLDS ELECTRIC COMPANY
KAYTON ELECTRIC, INC.
MARK HENDERSON, INCORPORATED
MENNINGA ELECTRIC, INC.
MID-STATES ELECTRIC COMPANY, INC.
MITCHELL ELECTRIC COMPANY, INC.
MURRAY ELECTRICAL CONTRACTORS, INC.
NEWCOMB ELECTRIC COMPANY, INC.
NEW TECHNOLOGY ELECTRICAL CONTRACTORS, INC.
PAN AMERICAN ELECTRIC, INC.
PAULIN ELECTRIC COMPANY, INC.
PRIMENET, INC.
PRIMO ELECTRIC COMPANY
RODGERS ELECTRIC COMPANY, INC.
RON’S ELECTRIC, INC.
THOMAS POPP & COMPANY
VALENTINE ELECTRICAL, INC.

By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

BEXAR ELECTRIC COMPANY, LTD.

By:	BW/BEC Inc., its general partner

By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

HAYMAKER ELECTRIC, LTD.

By:	General Partner, Inc., its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP

By:	Houston-Stafford Management LLC, its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

J.W. GRAY ELECTRICAL CONTRACTORS LP

By:	J.W. Gray Management LLC, its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

MILLS ELECTRIC LP

By:	Mills Management LLC

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

NEAL ELECTRIC LP

By:	BW/BEC Inc., its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

POLLOCK SUMMIT ELECTRIC LP

By:	Pollock Electric, Inc. and Summit Electric of Texas,
Inc., its general partners

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

RAINES ELECTRIC LP

By:	Raines Management LLC, its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

RIVIERA ELECTRIC, LLC

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

TESLA POWER AND AUTOMATION, L.P.

By:	Tesla Power GP, Inc., its general partner

	By:	/s/ Curt L. Warnock

Curt L. Warnock
Vice President

PRINCIPAL

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Integrated Electrical Services, Inc.	1800 West Loop South, Suite 500	Corporation	Delaware	76-0542208	IES
Houston, Texas 77027
Aladdin Ward Electric & Air, Inc.	7011 15th Street East	Corporation	Florida	59-2137098	None
Sarasota, Florida 34243
Amber Electric, Inc.	630 Kissimmee Avenue	Corporation	Florida	59-1888807	None
Ocoee, Florida 34761
ARC Electric, Incorporated	500 Woodlake Drive	Corporation	Delaware	76-0581695	ARC Electric
Suite 105
	Chesapeake, Virginia 23320				PrimeNet
Bachofner Electric, Inc.	20811 NW Cornell Road,	Corporation	Delaware	76-0593514	None
Suite 400
Hillsboro, Oregon 97124
Bexar Electric Company, Ltd.	6223 IH 10 West	Limited	Texas	74-2767532	Bexar Electric
	San Antonio, Texas 78201	Partnership			Company

Galbraith Electric

Bexar Communications
Bryant Electric Company, Inc.	215 Balfour Drive	Corporation	North Carolina	56-0154780	None
Archdale, North Carolina
27263-3117
Commercial Electrical Contractors, Inc.	975 Millbury Street	Corporation	Delaware	76-0587343	Commercial
	Worcester, Massachusetts				Communications
01607
Advantage Controls
Cross State Electric, Inc.	2445 Railroad Street	Corporation	California	95-3657116	None
Corona, California 92880-
5419
Daniel Electrical Contractors, Inc	5965 NW 82nd Avenue	Corporation	Florida	59-2622624	Daniel Electrical
Miami, Florida 33166

Daniel Electrical of
West Palm Beach

Daniel Electrical –
Treasure Coast

East Coast Electric

Collier Electric

Collier-Daniel
Electric
EXHIBIT A

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Davis Electrical Constructors, Inc.	429 N. Main Street	Corporation	South Carolina	57-0474303	Davis International,
	Greenville, South Carolina				a division of Davis
	29601				Electrical
Constructors, Inc.

Davis Constructors
Electro-Tech, Inc.	1235 Coney Island Drive	Corporation	Nevada	88-0200302	Electro-Tech of
	Sparks, Nevada 89431-6035				Nevada
Federal Communications Group, Inc.	2328 West Huntington	Corporation	Delaware	85-0461441	Apex Tele-
	Drive				Communications
	Tempe, Arizona 85282				Training Solutions
Hatfield Reynolds Electric Company	945 West Deer Valley Road,	Corporation	Arizona	86-0565738	Hatfield Reynolds
	Suite 1				Electric
Phoenix, Arizona 85027
Haymaker Electric, Ltd.	2928 6th Avenue South	Limited	Alabama	63-1080688	None
	Birmingham, Alabama	Partnership
35233-2902
Houston-Stafford Electrical Contractors LP	10203 Mula Circle	Limited	Texas	52-2095983	Houston Stafford
	Stafford, Texas 77477	Partnership			Electric

HSE Electrical
Contractors

HSE Alarm Systems

HSE Special Systems

Austin-Stafford
Electric

Copious Technologies

HSE Electrical
Services
J.W. Gray Electrical Contractors LP	6510 Burgeois Road	Limited	Texas	52-2097983	Gray Electric
	Houston, TX 77066	Partnership

SecurePro Alarm
Systems

IES Multifamily
Resources

Kayton Electric, Inc.	120 South Lincoln Street	Corporation	Nebraska	47-0623159	None
Holdrege, Nebraska 68949

2

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Mark Henderson, Incorporated	5322 Snapfinger Park Drive	Corporation	Delaware	76-0576830	Mark Henderson
Decatur, Georgia 30035-
4040
Menninga Electric, Inc.	905 West 8th Street	Corporation	Delaware	76-0575872	None
Pella, Iowa 50219
Mid-States Electric Company, Inc.	117 North Conalco Drive	Corporation	Delaware	62-1746956	None
Jackson, Tennessee 38301
Mills Electric LP	2525 Walnut Hill Lane	Limited	Texas	52-2095984	Mills Electrical
	Dallas, Texas 75229	Partnership			Contractors
Mitchell Electric Company, Inc.	7138 North 110th Avenue	Corporation	Arizona	86-0141057	None
Glendale, Arizona 85307-
2800
Murray Electrical Contractors, Inc.	2250 Aviation Drive	Corporation	Delaware	74-2913067	None
Roseburg, Oregon 97470
Neal Electric LP	1608 Royston Lane	Limited	Texas	76-0657784	None
	Building 2	Partnership
Round Rock, Texas 78664
Newcomb Electric Company, Inc.	2708 Shenandoah Avenue	Corporation	Delaware	76-0611653	None
Roanoke, Virginia 24017
New Technology Electrical Contractors, Inc.	20811 NW Cornell Road	Corporation	Delaware	74-2918933	New Tech Electric
Suite 400
	Hillsboro, Oregon 97124-5611				New Tech Services

Data Tech
Communications

Bachofner
Electric-Oregon

Bachofner Datacomm,
Inc.
Pan American Electric, Inc.	1300 Fort Negley Boulevard	Corporation	Tennessee	62-0985675	None
Nashville, Tennessee 37203
Paulin Electric Company, Inc.	8803 National Turnpike	Corporation	Delaware	74-2879154	Paulin Electric
Fairdale, Kentucky 40118

Woods Electric

Hanen Electric

T&O Controls
Pollock Summit Electric LP	6510 Burgeois Road	Limited	Texas	76-0569180	Pollock Summit
	Houston, TX 77066	Partnership			Electric
PrimeNet, Inc.	220 Eighth Avenue NW	Corporation	Delaware	74-2902100	None
Glen Burnie, Maryland 21061
Primo Electric Company	220 Eighth Avenue NW	Corporation	Delaware	74-2902099	B&D Electric, Inc.
Glen Burnie, Maryland
	21061				PrimeNet

3

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
PRINCIPAL	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Raines Electric LP	2525 Walnut Hill Lane	Limited	Texas	52-2132532	Raines Electrical
	Dallas, Texas 75229	Partnership			Contractors
Riviera Electric, LLC	5001 South Zuni	Limited	Delaware	03-0507360	Riviera Electric
	Littleton, Colorado 80120	Liability
Company
Rodgers Electric Company, Inc.	1611 East Marine View Drive	Corporation	Washington	91-1004905	None
Everett, Washington 98201
Ron’s Electric, Inc.	2017 Demers Avenue	Corporation	Delaware	74-2925506	IES-North Plains
Grand Forks, North Dakota
58201
Tesla Power and Automation, L.P.	6510 Bourgeois	Limited	Texas	76-0592351
	Houston, Texas 77066	Partnership
Thomas Popp & Company	10152 International Blvd.	Corporation	Ohio	31-1112666	None
Cincinnati, Ohio 45246
Valentine Electrical, Inc.	104 Green Chimneys Court	Corporation	Delaware	74-2916344	Valentine
	Ashland, Virginia 23005				Communications

4

INDEMNITORS

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITOR	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Integrated Electrical Services, Inc.	1800 West Loop South, Suite 500	Corporation	Delaware	76-0542208	IES
Houston, Texas 77027
Aladdin Ward Electric & Air, Inc.	7011 15th Street East	Corporation	Florida	59-2137098	None
Sarasota, Florida 34243
Amber Electric, Inc.	630 Kissimmee Avenue	Corporation	Florida	59-1888807	None
Ocoee, Florida 34761
ARC Electric, Incorporated	500 Woodlake Drive	Corporation	Delaware	76-0581695	ARC Electric
Suite 105
	Chesapeake, Virginia 23320				PrimeNet
Bachofner Electric, Inc.	20811 NW Cornell Road,	Corporation	Delaware	76-0593514	None
Suite 400
Hillsboro, Oregon 97124
Bexar Electric Company, Ltd.	6223 IH 10 West	Limited	Texas	74-2767532	Bexar Electric
	San Antonio, Texas 78201	Partnership			Company

Galbraith Electric

Bexar Communications
Bryant Electric Company, Inc.	215 Balfour Drive	Corporation	North Carolina	56-0154780	None
Archdale, North Carolina
27263-3117
Commercial Electrical Contractors, Inc.	975 Millbury Street	Corporation	Delaware	76-0587343	Commercial
	Worcester, Massachusetts				Communications
01607
Advantage Controls
Cross State Electric, Inc.	2445 Railroad Street	Corporation	California	95-3657116	None
Corona, California 92880-5419
Daniel Electrical Contractors, Inc.	5965 NW 82nd Avenue	Corporation	Florida	59-2622624	Daniel Electrical
Miami, Florida 33166

Daniel Electrical of
West Palm Beach

Daniel Electrical –
Treasure Coast

East Coast Electric

Collier Electric

Collier-Daniel
Electric
EXHIBIT B

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITOR	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Davis Electrical Constructors, Inc.	429 N. Main Street	Corporation	South Carolina	57-0474303	Davis International,
	Greenville, South Carolina				a division of Davis
	29601				Electrical
Constructors, Inc.

Davis Constructors
Electro-Tech, Inc.	1235 Coney Island Drive	Corporation	Nevada	88-0200302	Electro-Tech of
	Sparks, Nevada 89431-6035				Nevada
Federal Communications Group, Inc.	2328 West Huntington Drive	Corporation	Delaware	85-0461441	Apex
	Tempe, Arizona 85282				Tele-Communications
Training Solutions
Hatfield Reynolds Electric Company	945 West Deer Valley Road,	Corporation	Arizona	86-0565738	Hatfield Reynolds
	Suite 1				Electric
Phoenix, Arizona 85027
Haymaker Electric, Ltd.	2928 6th Avenue South	Limited	Alabama	63-1080688	None
	Birmingham, Alabama	Partnership
35233-2902
Houston-Stafford Electrical Contractors LP	10203 Mula Circle	Limited	Texas	52-2095983	Houston Stafford
	Stafford, Texas 77477	Partnership			Electric

HSE Electrical
Contractors

HSE Alarm Systems

HSE Special Systems

Austin-Stafford
Electric

Copious Technologies

HSE Electrical
Services
J.W. Gray Electrical Contractors LP	6510 Burgeois Road	Limited	Texas	52-2097983	Gray Electric
	Houston, TX 77066	Partnership

SecurePro Alarm
Systems

IES Multifamily
Resources
Kayton Electric, Inc.	120 South Lincoln Street	Corporation	Nebraska	47-0623159	None
Holdrege, Nebraska 68949

2

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITOR	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Mark Henderson, Incorporated	5322 Snapfinger Park Drive	Corporation	Delaware	76-0576830	Mark Henderson
Decatur, Georgia 30035-4040

Menninga Electric, Inc.	905 West 8th Street	Corporation	Delaware	76-0575872	None
Pella, Iowa 50219
Mid-States Electric Company,	117 North Conalco Drive	Corporation	Delaware	62-1746956	None
Inc.	Jackson, Tennessee 38301
Mills Electric LP	2525 Walnut Hill Lane	Limited	Texas	52-2095984	Mills Electrical
	Dallas, Texas 75229	Partnership			Contractors
Mitchell Electric Company, Inc.	7138 North 110th Avenue	Corporation	Arizona	86-0141057	None
Glendale, Arizona 85307-2800
Murray Electrical Contractors,	2250 Aviation Drive	Corporation	Delaware	74-2913067	None
Inc.	Roseburg, Oregon 97470
Neal Electric LP	1608 Royston Lane	Limited	Texas	76-0657784	None
	Building 2	Partnership
Round Rock, Texas 78664
Newcomb Electric Company, Inc.	2708 Shenandoah Avenue	Corporation	Delaware	76-0611653	None
Roanoke, Virginia 24017
New Technology Electrical	20811 NW Cornell Road	Corporation	Delaware	74-2918933	New Tech Electric
Contractors, Inc.	Suite 400
	Hillsboro, Oregon 97124-5611				New Tech Services

Data Tech
Communications

Bachofner
Electric-Oregon

Bachofner Datacomm,
Inc.
Pan American Electric, Inc.	1300 Fort Negley Boulevard	Corporation	Tennessee	62-0985675	None
Nashville, Tennessee 37203
Paulin Electric Company, Inc.	8803 National Turnpike	Corporation	Delaware	74-2879154	Paulin Electric
Fairdale, Kentucky 40118

Woods Electric

Hanen Electric

T&O Controls
Pollock Summit Electric LP	6510 Bourgeouis Road	Limited	Texas	76-0569180	Pollock Summit
	Houston, TX 77066	Partnership			Electric
PrimeNet, Inc.	220 Eighth Avenue NW	Corporation	Delaware	74-2902100	None
Glen Burnie, Maryland
21061
Primo Electric Company	220 Eighth Avenue NW	Corporation	Delaware	74-2902099	B&D Electric, Inc.
Glen Burnie, Maryland
	21061				PrimeNet

3

PRINCIPAL PLACE OF
	BUSINESS/CHIEF		STATE OF
	EXECUTIVE OFFICE	TYPE OF	FORMATION/	TAX I.D.	TRADE NAME
INDEMNITOR	(Six Months and Current)	ENTITY	REGISTRATION	NUMBER	(Past Six Months)
Raines Electric LP	2525 Walnut Hill Lane	Limited	Texas	52-2132532	Raines Electrical
	Dallas, Texas 75229	Partnership			Contractors
Riviera Electric, LLC	5001 South Zuni	Limited	Delaware	03-0507360	Riviera Electric
	Littleton, Colorado 80120	Liability
Company
Rodgers Electric Company, Inc.	1611 East Marine View Drive	Corporation	Washington	91-1004905	None
Everett, Washington 98201
Ron’s Electric, Inc.	2017 Demers Avenue	Corporation	Delaware	74-2925506	IES-North Plains
Grand Forks, North Dakota
58201
Tesla Power and Automation, L.P.	6510 Bourgeois	Limited	Texas	76-0592351
	Houston, Texas 77066	Partnership
Thomas Popp & Company	10152 International Blvd.	Corporation	Ohio	31-1112666	None
Cincinnati, Ohio 45246
Valentine Electrical, Inc.	104 Green Chimneys Court	Corporation	Delaware	74-2916344	Valentine
	Ashland, Virginia 23005				Communications

4

ADDITIONAL PERMITTED LIENS
None
EXHIBIT C

DEBT INSTRUMENTS
1. Loan and Security Agreement dated May 12, 2006, among Integrated Electrical Services, Inc., certain of its subsidiaries, the lenders named therein and Bank of America, N.A. as collateral and administrative agent, as it may be amended, modified or supplemented from time to time prior to the date hereof.
2. Term Loan Agreement dated May 12, 2006, among Integrated Electrical Services, Inc., as it may be amended, modified or supplemented from time to time, certain lenders from time to time party thereto and Wilmington Trust Company, as administrative agent.
EXHIBIT D